Exhibit 2.15

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

among

The Bank of New York Trust Company, N.A.,

as the Disbursement Agent,

The Bank of New York Trust Company, N.A.,

as the Trustee,

and

155 EAST TROPICANA, LLC

and

155 EAST TROPICANA FINANCE CORP.,

together, as the Issuers

Dated as of March 29, 2005

TABLE OF CONTENTS

1.	Definitions
	1.1	Defined Terms
	1.2	Additional Defined Terms
	1.3	Rules of Interpretation

2.	Establishment of Accounts
	2.1	Appointment of Disbursement Agent
	2.2	Establishment of Accounts
	2.3	Pledge Agreement
	2.4	Investment of Funds in Accounts
	2.5	Agency
	2.6	Waiver of Set-off Rights

3.	Disbursements from Accounts
	3.1	Conditions to Disbursement
	3.2	Method of Disbursement
	3.3	Disbursement Agent’s Compensation
	3.4	Transfer of Funds to the Trustee

4.	Agreements of the Issuers, the Disbursement Agent and the Trustee
	4.1	Disbursement Requests and Disbursements
	4.2	Insufficient Available Funds

5.	Interest Reserve
	5.1	Interest Disbursements
	5.2	Interest Reserve Account Amounts

6.	Certain Covenants
	6.1	Notice of Re-Opening
	6.2	Officer’s Certificate as Representation and Warranty

7.	Renovation Disbursement Account
	7.1	Conditions to Initial Disbursements
	7.2	Conditions to Subsequent Disbursements
	7.3	Advance Disbursements
	7.4	Working Capital Disbursement
	7.5	Disbursements after an Event of Default
	7.6	Final Disbursement of Funds Following Re-Opening

8.	Amendments to Renovation Disbursement Budget; Amendments to Contracts; Amendments to Hooters Renovation Cost Schedule and Cost Overruns
	8.1	Renovation Disbursement Budget Amendment Process
	8.2	Contract Amendment Process
	8.3	Contracts Entered into after the Issuance Date

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	8.4	Hooters Renovation Cost Schedule and Cost Overruns

9.	Events of Default
	9.1	Indenture
	9.2	Failure to Approve Disbursement Request
	9.3	Exception to Prior Disbursement
	9.4	Insufficient Funds
	9.5	Performance of Certain Obligations
	9.6	Reserved
	9.7	Abandonment of Hooters Renovation
	9.8	Termination or Invalidity of Renovation Documents
	9.9	Schedule of Operations

10.	Disbursed Funds Account
	10.1	Rights of the Issuers to Disbursed Funds Account
	10.2	Right to Substitute Disbursed Funds Account

11.	Limitation of Liability

12.	Indemnity

13.	Termination

14.	Substitution or Resignation
	14.1	Disbursement Agent

15.	Account Statement

16.	Notice

17.	Miscellaneous
	17.1	Waiver
	17.2	Invalidity
	17.3	No Authority
	17.4	Assignment
	17.5	Benefit
	17.6	Time
	17.7	Governing Law; Waiver of Jury Trial
	17.8	Entire Agreement; Amendments
	17.9	Notices
	17.10	Counterparts
	17.11	Captions
	17.12	Right to Consult Counsel
	17.13	Force Majeure

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EXHIBITS

Exhibit A	Form of Initial Disbursements Certificate
Exhibit B-1	Form of Issuers’ Closing Certificate
Exhibit B-2	Form of Disbursement Agent’s Closing Certification
Exhibit B-3	Form of Trustee’s Closing Certification
Exhibit C	Form of Interest Disbursement Request
Exhibit D-1	Form of Renovation Disbursement Request and Certificate
Exhibit D-2	Form of Advance Disbursement Request and Certificate
Exhibit E	Form of Renovation Disbursement Budget Amendment Certificate
Exhibit F-1	Form of Contract Amendment Certificate
Exhibit F-2	Form of Additional Contract Certificate
Exhibit G	Form of Consent to Collateral Assignment of Contract
Exhibit H	Form of Pro Forma Title Policy

iii

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

THIS CASH COLLATERAL AND DISBURSEMENT AGREEMENT (as amended, supplemented or otherwise modified from time to time, this “Agreement”) is dated as of March 29, 2005, by and among The Bank of New York Trust Company, N.A., having an office at 700 South Flower Street, Suite 500, Los Angeles, California 90017, as trustee (together with its successors and assigns, the “Trustee”) under the Indenture (as defined below), The Bank of New York Trust Company, N.A., as disbursement agent (together with its successors and assigns, the “Disbursement Agent”), and 155 East Tropicana, LLC, a Nevada limited-liability company (the “Company”) and 155 East Tropicana Finance Corp., a Nevada corporation (“Finance Corp.,” together with the Company, the “Issuers”).

R E C I T A L S

A.                                   Notes.  The Issuers have issued One Hundred Thirty Million Dollars ($130,000,000) in aggregate principal amount of  their 8¾% Senior Secured Notes due 2012 (the “Original Notes” and, together with any additional Notes issued under the Indenture and any new notes issued in exchange for the Original Notes or such additional Notes, the “Notes”) concurrently herewith.  The Notes have been issued pursuant to the provisions of an Indenture (as amended, supplemented or otherwise modified from time to time, the “Indenture”) dated the date hereof, among the Issuers, the Guarantor named therein and the Trustee, on behalf of itself and the holders of the Notes.  Net proceeds from the issuance of Notes will be disbursed as follows:  (a) Fifty Million Eight Hundred Thousand Dollars ($50,800,000) (the “Renovation Proceeds”) will be deposited contemporaneously with the execution of this Agreement into Account No. 171098 held at the Disbursement Agent (said account, or any substitute account selected in accordance with the terms of this Agreement, is referred to herein as the “Renovation Disbursement Account”), to be maintained by the Disbursement Agent pursuant to Section 2 of this Agreement; and (b) Eleven Million One Hundred Fifty Four Thousand Dollars ($11,154,000) (the “Interest Reserve Proceeds,” which, together with the Renovation Proceeds shall be referred to herein as the “Proceeds”), will be deposited contemporaneously with the execution of this Agreement into Account No. 171097, held at the Disbursement Agent (said account, or any substitute account selected in accordance with the terms of this Agreement, is referred to herein as the “Interest Reserve Account”), to be maintained by the Disbursement Agent pursuant to Section 2 of this Agreement.

B.                                     Collateral and Collateral Assignment.  As security for their obligations under the Notes and the Indenture, the Issuers have granted security interests to the Trustee, on behalf of itself and the holders of Notes, in certain assets and has collaterally assigned certain contracts to the Trustee.  As further security for its obligations under the Notes and the Indenture, the Issuers also have granted pursuant to the Pledge Agreement a security interest to the Trustee, on behalf of itself and the holders of the Notes, in all of the Issuers’ right, title and interest in the Renovation Disbursement Account, the Interest Reserve Account and the Disbursed Funds Account (as defined herein) and any Proceeds or other amounts held in any such accounts.

C.                                     Purpose.  The parties intend that portions of the Proceeds and the other amounts deposited from time to time in the Renovation Disbursement Account be used to design, renovate and equip the Resort (as defined herein) and complete the Hooters Renovation, all in accordance with this Agreement and the Indenture.  The parties have entered into this Agreement in order to set forth the conditions upon which, and the manner in which, funds will be disbursed in order to permit the Company to design, renovate and equip the Resort, complete the Hooters Renovation and to pay certain Debt Financing Costs when due and payable under the Notes.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Definitions.

1.1                                 Defined Terms.  In this Agreement (including the preamble and recitals), the terms defined in this Section 1 shall have the meanings herein specified, such definitions to be equally applicable to both the singular and plural forms of any of the terms defined:

“Accounts” means the Interest Reserve Account and the Renovation Disbursement Account.

“Additional Contract Certificate” means an Additional Contract Certificate in the form of Exhibit F-2 attached hereto.

“Additional Revenue” means revenue (including, without limitation, investment income (loss), less any losses or costs associated therewith, earned on amounts in the Renovation Disbursement Account) generated by the Issuers (other than from disposition of its assets), but only to the extent that such revenue is held by the Issuers, free and clear of any claims of any other parties whatsoever, other than claims of the Trustee and holders of the Notes; provided, however, that as of any date of measurement, Additional Revenue also shall include investment income (loss), less any losses or costs associated therewith, which the Issuers reasonably determines (with the reasonable concurrence of the Disbursement Agent (acting in its sole discretion exercised in good faith)) will be earned on funds in the Renovation Disbursement Account through the reasonably anticipated date of Re-Opening, taking into account the current and future reasonably anticipated rates of return on Cash Equivalents in the Renovation Disbursement Account and the reasonably anticipated times and amounts of draws therefrom for the payment of Renovation Expenses or in connection with permitted amendments to the Renovation Disbursement Budget (as applicable).

“Advance Disbursements” means a disbursement from the Renovation Disbursement Account to the Issuers pursuant to Section 7.3 and in accordance with the Renovation Disbursement Budget, notwithstanding the fact that not all certifications and lien releases have been obtained and other disbursement conditions have not been satisfied; provided that the aggregate amount of Advance Disbursements outstanding at any time shall not exceed an amount greater than One Million Five Hundred Thousand Dollars ($1,500,000).

“Advanced Disbursement Certificate” means an Officer’s Certificate from the Issuers in the form of Exhibit D-2 attached hereto.

“Affiliate” has the meaning given in the Indenture.

“Agreed Permits” has the meaning given in Exhibit B attached hereto.

“Applicable Permits” means the national, state and local license authorizations, certifications, filings, recordings, permits or other approvals with or of any Governmental Instrumentality, including, without limitation, environmental, construction, operating or occupancy permits and any agreements, consents or approvals that are required or that are otherwise necessary for the performance of the design, construction, operation or maintenance of the Resort or the Hooters Renovation in accordance with the Operative Documents.  Without limiting the foregoing, Applicable Permits also include Renovation Period permits for temporary construction utilities and temporary sanitary facilities, dump permits, road use permits, permits related to the use, storage and disposal of hazardous materials introduced to the Property for or in connection with the performance of the design, construction, the operation or maintenance of the Resort or the Hooters Renovation, and permits issued pursuant to any building, mechanical, electrical, plumbing or similar codes.

“Architect” means C&B Nevada, Inc., and its successors identified by notice from the Company to the Disbursement Agent.

“Architect Agreement” means the agreement between the Company and Architect for the Hooters Renovation executed by the Architect and the Company dated December 2, 2004 (as amended, modified or supplemented from time to time in accordance with this Agreement).

“Available Funds” means subject to Section 8.4, at any given time, the sum of (a) the balance of the Renovation Disbursement Account, (b) so long as there is no Default or Event of Default, Additional Revenue expected to be earned from and after such time, (c) the net proceeds of any FF&E Financing that the Issuers have incurred or reasonably expects to incur in accordance with the Indenture, less all amounts previously drawn down from such FF&E Financing and (d) the net proceeds available for loan under any Credit Agreement that the Issuers execute or reasonably expects to execute in accordance with the Indenture.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York, are authorized or obligated by law or executive order to close.

“Cash Equivalent” has the meaning given in the Indenture.

“Collateral” has the meaning given in the Indenture.

“Collateral Agreements” has the meaning given in the Indenture.

“Contract” means a contract to which the Company is a party pertaining to the design, development, engineering, installation or construction of all or any portion of the Resort or the Hooters Renovation, including, without limitation, any contract, license and performance and payment bond or guarantee, if any; provided, however, such term shall not include any of the Subcontracts, the Subcontractors, the Financing Agreements or any of the documents evidencing or securing the FF&E Financing or the Credit Agreement.

“Contractor” means a party to a Contract other than the Company.

“Control Account Agreement” means that certain Deposit Account Control Agreement dated as of even date herewith by and among the Trustee, the Issuers, and The Bank of New York Trust Company, N.A., as securities intermediary.

“Credit Agreement” has the meaning given in the Indenture.

“Debt Financing Costs” means all principal, interest, premium fees and other amounts payable or accrued from time to time under the Notes.

“Deed of Trust” means the  Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents, Leases and Leasehold Interests and Assignment of Leases and Rents dated as of even date herewith made by the Issuers in favor of the Trustee, on behalf of itself and the holders of the Notes.

“Default” means any event, omission or failure of a condition that is, or with the passage of time or the giving of notice or both could be, an Event of Default herein.

“Disbursed Funds Account” means Account No. 11552783 held at Wells Fargo Brokerage Services, LLC, in the name of the Company, or any substitute account selected in accordance with this Agreement, which account shall be funded from disbursements from the Renovation Disbursement Account pursuant to this Agreement and shall be pledged as collateral to the Trustee pursuant to the Control Account Agreement, for the benefit of itself and the holders of the Notes, and from which the Company shall have general check writing authority.

“Disbursement Agent’s Closing Certificate” is an Officer’s Certificate from the Disbursement Agent in the form of Exhibit B-2 attached hereto.

“Disbursement Request” means any Initial Disbursement Request, Renovation Disbursement Request, Interest Disbursement Request, Advance Disbursement Request and any other request for disbursement from the Accounts made pursuant to this Agreement.

“Event of Loss” has the meaning given in the Indenture.

“FF&E” has the meaning given in the Indenture.

“FF&E Financing” has the meaning given in the Indenture.

“Final Plans” means Plans which (i) have received final approval from all Governmental Instrumentalities required to approve such Plans prior to completion of the work or improvements and (ii) contain sufficient specificity to permit the completion of the Hooters Renovation.

“Financing Agreements” means, collectively, this Agreement, the Indenture, the Collateral Agreements, the Notes and any other loan or security agreement entered into on, prior to or after the Issue Date with or for the benefit of the Trustee to finance the Hooters Renovation or any portion thereof, as each of the same may be amended from time to time as permitted thereunder and in accordance with the terms and conditions of this Agreement.

“Gaming Authority” has the meaning given in the Indenture.

“Gaming License” has the meaning given in the Indenture.

“General Contractor” means The PENTA Building Group, Inc.

“Governmental Instrumentality” means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau or entity (including any Gaming Authority, any zoning authority, the FDIC, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) or any arbitrator with authority to bind a party at law.

“Hard Costs” means the costs and expenses in respect of supplying goods, materials and labor for the construction of improvements relating to the Hooters Renovation or other amounts payable pursuant to the Renovation Documents.

“Hooters Renovation” means the redesign and renovation of the Hotel San Remo Casino & Resort as a Hooters Casino, Resort and Entertainment Center having and using the Hooters Brand and concept.  As part of the Hooters Renovation, the Hotel San Remo Casino & Resort shall be re-themed and re-named, shall include a Hooters Restaurant and may include such concepts such as a Dan Marino Town Tavern, Martini Bar and Howl at the Moon entertainment lounge.

“Hooters Renovation Cost Schedule” means an itemized schedule in the form of Schedule 1 to a Disbursement Request, a form of which is attached hereto as Schedule 1 to Exhibit D.

“Initial Renovation Disbursement Budget” means, collectively, the itemized schedule setting forth on a line item-basis all of the costs which the Company anticipates to expend from and after the Issue Date in connection with the design, development, engineering, construction, installation, equipping and commencement of operations of the Resort, including all Renovation Expenses but excluding all Debt Financing Costs, attached as Exhibit 1 to the Issuers’ Closing Certificate, which costs in the aggregate shall not exceed the Available Funds.

“Initial Disbursements Certificate” means an Officer’s Certificate signed by the Issuers in the form attached hereto as Exhibit A, together with the schedule attached thereto.

“Interest Disbursement Certificate” means an Officer’s Certificate from the Issuers in the form attached hereto as Exhibit C.

“Interest Payment Date” has the meaning given in the Notes.

“Issuance Fees and Expenses” means fees and expenses incurred on or before the Issue Date by the Issuers or for which the Issuers are liable in connection with the offering of the Notes.

“Issue Date” has the meaning given in the Indenture.

“Issuers’ Closing Certificate” means an Officer’s Certificate from the Issuers in the form attached hereto as Exhibit B-1, together with the exhibits attached thereto.

“Lien” has the meaning given in the Indenture.

“Manager” means Hawkeye Construction and Millwork, Inc.

“Material Renovation Document” means any of the Renovation Contract, the Architect Agreement, and without duplication, any other Contract with a total contract amount in excess of $100,000.

“Net Loss Proceeds” means Net Cash Proceeds from an Event of Loss, as such terms are defined in the Indenture.

“Obligations” means (a) all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Company and its direct and indirect Subsidiaries under the Indenture or otherwise to the Trustee or any holder of the Notes of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, pursuant to the terms of this Agreement, any of the other Financing Agreements or any of the other Operative Documents, including all interest, fees, charges, expenses, attorney’s fees and accountants fees chargeable to the Company in connection with its dealings with the Company and payable by the Company hereunder or thereunder; (b) any and all sums advanced by the Disbursement Agent or the Trustee in order to preserve the Collateral or preserve the Disbursement Agent’s or the Trustee’s security interest in the Collateral, including all advances pursuant to Section 7.5(ii) of this Agreement; and (c) in the event of any proceeding for the collection or enforcement of the Obligations after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Disbursement Agent or the Trustee of its respective rights under the Collateral Documents, together with reasonable attorney’s fees and court costs.

“Officer’s Certificate” means a certificate signed by one of the following officers of the Person on whose behalf or for whose benefit the certificate is being executed or delivered:  the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Executive Vice President, Vice President, Treasurer or Assistant Treasurer.

“Operative Documents” means the Financing Agreements and the Renovation Documents.

“Operator Licensing Event” has the meaning given in the Indenture.

“Operator Licensing Event Certificate” means an Officer’s Certificate from the Issuers in the form attached hereto as Exhibit D-3.

“Permitted Lien” has the meaning given in the Indenture.

“Person” means any individual, corporation, limited liability company, partnership, limited liability partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental regulatory entity, county, state, agency or political subdivision thereof, municipality or other entity.

“Plans” means the plans, specifications, working drawings, design documents and any change orders relating thereto, which may be amended by the Company as necessary or appropriate, that collectively:  (a) provide for and detail the manner of construction of improvements for the Resort; (b) call for construction which will permit the Re-Opening to occur on or prior to the Re-Opening Deadline; (c) call for construction which will cause the Hooters Renovation to be completed for a total cost consistent with the Renovation Disbursement Budget and the line items set forth therein, taking into consideration the availability of Available Funds, including Realized Savings; (d) are consistent with constructing the Hooters Renovation; (e) have been signed by an architect who is licensed to practice architecture in the State of Nevada; and (f) to the extent such Plans are amended, such Plans are consistent with previous Plans and are reasonably inferable therefrom, as the same may be amended or supplemented form time to time.

“Pledge Agreement” means each of the Security Agreement and/or Control Account Agreement among any of the Disbursement Agent, the Trustee and the Issuers relating to the Trustee’s security interest in the Accounts and the Disbursed Funds Account and the proceeds thereof.

“Property” means the real property located at 115 and 155 East Tropicana Avenue, Las Vegas, Nevada.

“Property Documents” means each easement or material agreement affecting the Property or the Company’s use thereof.

“Realized Savings” means the excess of the amount budgeted in the Renovation Disbursement Budget for a line item over the amount of funds expended or owed by the Company to complete the tasks set forth in such line item and for the materials and services used to complete such tasks, so long as the terms for such tasks are final and unconditional (other than the satisfactory completion of such tasks), including without limitation the execution of fixed price purchase orders to acquire the materials that are the subject of such line item (as applicable); provided, however, that Realized Savings for any line item shall be deemed to be zero (i) if such savings are obtained in a manner that materially detracts from the overall value, quality and amenities of the Resort and (ii) unless and until the Issuers have delivered a fully executed Renovation Disbursement Budget Amendment Certificate (together with all exhibits thereto) which includes such Realized Savings.

“Remaining Costs” means, at any given time, the amount of Renovation Expenses (including Retainage Amounts) set forth in the Renovation Disbursement Budget that remain unpaid at such time (including amounts that have not yet accrued at such time).

“Renovation Contract” means the Standard Form of Agreement Between Owner and Contractor for the Hooters Renovation executed by the General Contractor and the Company,

dated February 25, 2005 (as amended, modified or supplemented from time to time in accordance with this Agreement).

“Renovation Disbursement Budget” means the Initial Renovation Disbursement Budget, as the same may be amended from time to time pursuant to this Agreement.

“Renovation Disbursement Budget Amendment Certificate” means an Officer’s Certificate in the form of Exhibit E attached hereto.

“Renovation Disbursement Certificate” means an Officer’s Certificate from the Issuers in the form of Exhibit D-1 attached hereto.

“Renovation Documents” means the Renovation Contract, the Architect Agreement, and any other Contract entered into by the Company on, prior to or after the Issue Date with respect to construction of all or any portion of the Resort or the Hooters Renovation (other than the Financing Agreements and the documents evidencing or securing the FF&E Financing or a Credit Agreement), as the same may be amended from time to time as permitted thereunder and in accordance with this Agreement.

“Renovation Expenses” means expenses incurred in connection with the design, development, engineering, construction, installation, equipping and commencement of operations of the Hooters Renovation in accordance with the Renovation Disbursement Budget, excluding, however (a) any such expenses paid on or prior to the Issue Date, (b) any Debt Financing Costs and (c) any Issuance Fees and Expenses.

“Renovation Period” means the period from the Issue Date to and including the initial date of the Re-Opening.

“Renovation Schedules” mean, collectively, schedules describing the sequencing of the components of work to be undertaken in connection with the Hooters Renovation, which schedules demonstrate that the Re-Opening will occur on or prior to the Re-Opening Deadline.

“Re-Opening” means the time when the Hooters Renovation shall have been substantially completed and the facilities of the Hooters Hotel Casino have been opened to the general public, are receiving customers in the ordinary course of business and are operating in accordance with applicable laws.

“Re-Opening Deadline” means June 1, 2006.

“Reserved Renovation Amount” means the amount (exclusive of any Retainage Amounts) necessary as of the date of the Final CDA Disbursement to complete the Hooters Renovation in accordance with the Final Plans, including punch list items.

“Resort” means that certain resort hotel and all restaurants therein and other facilities, related assets and real and personal property used in connection therewith, which, upon completion of the Hooters Renovation, will be commonly known as the Hooters Casino, Resort and Entertainment Center and located at 115 and 155 East Tropicana Avenue, Las Vegas, Nevada.

“Retainage Amounts” means, at any given time, amounts which have accrued and are owing under the terms of a Contract for work or services to the Company already provided but which at such time (and in accordance with the terms of the Contract) are being withheld from payment to the respective Contractor until certain subsequent events (e.g., completion benchmarks or required to release to a Subcontractor) have been achieved under the Contract.

“Security Agreement” means that certain Senior Secured Note Security Agreement dated as of even date herewith, made by the Issuers in favor of the Trustee, acting in the capacity of collateral agent for the benefit of itself and the holders of the Notes.

“Soft Costs” means all costs and expenses (other than Hard Costs) set forth in the Renovation Disbursement Budget, including without limitation pre-opening costs.

“Subcontracts” has the meaning given in the Renovation Contract.  “Subcontractors” means the Persons performing the obligations under the Subcontracts.

“Title Insurer” means Lawyers Title of Nevada, Inc.

“Title Policy” means the lender’s policy or policies of title insurance to be provided by the Title Insurer to the Trustee with respect to the Properties, together with all endorsements thereto, in the form attached as Exhibit H.

“Trustee’s Closing Certificate” is the Officer’s Certificate from the Trustee in the form of Exhibit B-3 attached hereto.

1.2                                 Additional Defined Terms.  In addition, the terms listed below in the left column below shall have the respective meanings assigned to such terms in the Section of this Agreement listed opposite such terms in the right column below.  All other capitalized terms not defined herein, but defined in the Indenture, shall have the meanings ascribed to them in the Indenture.

Defined Terms	Section

Advance Disbursement Request	4.1
Agreement	Introduction
Company	Introduction
Disbursement Agent	Introduction
Event of Default	9
Final CDA Disbursement	7.6.1
Indenture	A of Recitals
Initial Disbursements	7.1
Initial Disbursement Request	4.1
Interest Disbursement Request	4.1
Interest Reserve Account	A of Recitals
Interest Reserve Proceeds	A of Recitals
Issuers	Introduction
Operator Licensing Event Disbursement Request	4.1
Notes	A of Recitals

Original Notes	A of Recitals
Proceeds	A of Recitals
Renovation Disbursement Account	A of Recitals
Renovation Disbursement Request	4.1
Renovation Proceeds	A of Recitals
Trustee	Introduction

1.3                                 Rules of Interpretation.  The following rules of interpretation shall apply herein.

1.3.1                                The singular includes the plural and the plural includes the singular.

1.3.2                                The word “or” is not exclusive.

1.3.3                                A reference to a Person includes its permitted successors and permitted assigns.

1.3.4                                Accounting terms have the meanings assigned to them by U.S. GAAP (as defined in the Indenture), as applied by the accounting entity to which they refer.

1.3.5                                The words “include,” “includes” and “including” are not limiting.

1.3.6                                A reference in a document to an Article, Section, Exhibit, Schedule is to the Article, Section, Exhibit, Schedule, Annex or Appendix of such document unless otherwise indicated.  Exhibits, Schedules, Annexes or Appendices to any document shall be deemed incorporated by reference in such document.

1.3.7                                References to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time.

1.3.8                                The words “hereof,” “herein” and “hereunder” and words of similar import when used in any document shall refer to such document as a whole and not to any particular provision of such document.

1.3.9                                References to “days” shall mean calendar days, unless the term “Business Days” shall be used.

2.                                       Establishment of Accounts.

2.1                                 Appointment of Disbursement Agent.  The Trustee and the Company hereby appoint The Bank of New York Trust Company, N.A. as the Disbursement Agent, and The Bank of New York Trust Company, N.A. hereby accepts such appointment, as the Disbursement Agent upon the terms and conditions set forth in this Agreement.  The Disbursement Agent agrees to act in good faith at all times herein.

2.2                                 Establishment of Accounts.  Concurrently with the execution and delivery hereof, the Disbursement Agent shall establish the Accounts and the Disbursed Funds Account at the Disbursement Agent and credit thereto, in accordance with the provisions of Recital A hereof, the Proceeds.  All funds in the Accounts and the Disbursed Funds Account shall be held in trust and not commingled with any deposit or commercial bank account.  The Disbursement Agent hereby waives any and all liens, claims, encumbrances and rights of set off which it may have in the Accounts and the Disbursed Funds Account, including all rights of offset, deductions and liens, whether statutory or otherwise afforded by law, agreement or otherwise set forth herein.  All funds accepted by the Disbursement Agent pursuant to this Agreement shall be held in the appropriate Account or the Disbursed Funds Account for the benefit of the Issuers subject to the terms and conditions of this Agreement and the Pledge Agreement (including, without limitation, the rights of the Trustee hereunder and thereunder).  The Disbursement Agent may, upon the written request of the Issuers, establish sub-accounts for accounting purposes within the Accounts and the Disbursed Funds Account, it being understood and agreed that the creation of such sub-accounts shall in no way affect the pledge in favor of the Trustee in the Accounts and the Disbursed Funds Account hereunder.

2.3                                 Pledge Agreement.  Pursuant to the Pledge Agreement, the Issuers have granted to the Trustee, for the benefit of the holders of the Notes, a first priority security interest in the Accounts and the Disbursed Funds Account and all funds and assets from time to time deposited therein, and all products and proceeds thereof.  The Disbursement Agent shall note in its records that all funds and other assets in the Accounts and the Disbursed Funds Account have been pledged to the Trustee and that the Disbursement Agent is holding such items as agent for the Trustee, as secured party.  The Disbursement Agent shall maintain dominion and control over the Accounts and the Disbursed Funds Account and the funds and assets therein solely for the benefit of the Trustee, as secured party, and for no other parties or Persons; provided, however, that the Issuers shall be able to obtain disbursements from the Accounts and the Disbursed Funds Account in accordance with the terms hereof and upon such disbursement to the Issuers, such pledge and security interest shall be extinguished and released with respect to the amount so disbursed.  Accordingly, it is the intention of the parties that all such funds and assets shall not be within the bankruptcy “estate” (as such term is used in 11 U.S.C. § 541, as amended) of the Disbursement Agent.  All such funds and all earnings accruing from time to time thereon shall be held in the applicable Account or the Disbursed Funds Account until disbursed or transferred in accordance with the terms hereof or until transferred to such other account as the Trustee and the Issuers may direct the Disbursement Agent to establish.

2.4                                 Investment of Funds in Accounts.  All funds from time to time credited to and contained in each of the Renovation Disbursement Account (other than those to be disbursed pursuant to the Initial Disbursement Request, which shall be so disbursed on the Issue Date) and the Interest Reserve Account shall be invested only in Cash Equivalents from time to time by written instructions by the Issuers delivered to the Disbursement Agent, pending disbursement of such funds pursuant to this Agreement. If no such investment instructions are received by the Disbursement Agent within 15 days of the date hereof or after the occurrence and during a continuance of a Default or Event of Default, such funds shall be invested in Black Rock Temp Fund No. 9999054 Dollar Share Account No. 20.  The Disbursement Agent shall not be liable for any investment, reinvestment or similar losses, fees, taxes or charges or for the availability or liquidity of funds in the Accounts as a result of any investments made or reduced to cash in accordance with this Agreement, and the Disbursement Agent is hereby authorized to direct the Financial Institution (as defined in the Control Agreement) in writing (i) to purchase Cash Equivalents in accordance herewith and (ii) to reduce to cash any Cash Equivalents (without regard to maturity) in any Account in order to make any application or disbursement required hereunder.

2.5                                 Agency.  The Disbursement Agent shall act solely as the Trustee’s agent in connection with its duties under this Agreement, notwithstanding any other provision contained herein, without any authority to obligate the Trustee outside of the scope of the authority set forth in this Agreement or to compromise or pledge its security interest hereunder; provided, however, that the Disbursement Agent is authorized to make disbursements from the Accounts on behalf of the Trustee pursuant to the terms of this Agreement.  The Issuers acknowledge and agree that in no event shall the Trustee or the holders of the Notes be liable for, nor shall the obligations of the Issuers under the Indenture, the Notes or the other Collateral Agreements be affected or diminished as a consequence of, any action or inaction of the Disbursement Agent with respect to the Accounts or the Disbursed Funds Account or any funds or other assets credited thereto or deposited herein.

2.6                                 Waiver of Set-off Rights.  The Disbursement Agent hereby acknowledges the Trustee’s security interest as set forth in this Agreement and the Pledge Agreement and waives any security interest or other lien in the Accounts or the Disbursed Funds Account or any funds or other assets credited thereto or deposited herein and further waives any right to set-off said funds, assets or investments now or in the future against any indebtedness of the Issuers to the Disbursement Agent.  The waivers set forth in this Section are of rights which may exist now or hereafter in favor of the Disbursement Agent in its individual capacity, and not of any such rights which may exist now or hereafter in favor of the Disbursement Agent in its capacity as agent for the Trustee.  Nothing in this Section shall be construed as waiving, limiting or diminishing any rights of the Trustee or the Issuers against the Disbursement Agent or one another.

3.                                       Disbursements from Accounts.

3.1                                 Conditions to Disbursement.  The Disbursement Agent shall disburse funds from the Accounts only upon satisfaction of the applicable conditions to disbursement set forth herein.

3.2                                 Method of Disbursement.  Upon satisfaction of the applicable conditions to disbursement set forth herein, the Disbursement Agent shall disburse funds from the applicable Account as specified in the applicable Disbursement Request.

Disbursement Agent’s Compensation.  So long as the Trustee also serves as Disbursement Agent hereunder, the Disbursement Agent shall not, except as otherwise provided in Section 13, be entitled to any fee for its services hereunder.  If the Trustee is not also serving as Disbursement Agent hereunder, the Disbursement Agent shall be entitled to such reasonable fee payable by the Issuers as is set forth in the separate agency agreement with the Trustee.  The Disbursement Agent hereunder (whether or not serving as the Trustee) shall be entitled to reimbursement for its reasonable expenses (including, without limitation, the reasonable fees and expenses of the Disbursement Agent’s counsel) as compensation for services performed under this Agreement.  The Disbursement Agent shall receive such payments without the requirement of obtaining any further consent or action on the part of the Issuers with respect to the payment; provided, however, that, without limiting the foregoing, the Disbursement Agent shall provide written itemization of requested reimbursement of such expenses within thirty (30) days of receiving a written request therefor from the Issuers.  Disbursements for each calendar month shall be made on the first day of the subsequent calendar month.  The provisions of this Section 3.3 shall survive the termination of this Agreement.

3.4                                 Transfer of Funds to the Trustee.  Upon the receipt of written notice executed by the Trustee, which states that (a) an Event of Default hereunder has occurred and is continuing and (b) the Trustee is entitled to the funds in the Accounts and the Disbursed Funds Account (a copy of which notice shall be sent by the Trustee to the Issuers concurrently therewith), the Disbursement Agent shall, without need for further authorization or notice to the Issuers, deliver to the Trustee all funds in the Accounts and the Disbursed Funds Account, other than amounts the Trustee has directed the Disbursement Agent to disburse under clauses (i), (ii) and (iii) of Section 7.5 hereof.

4.                                       Agreements of the Issuers, the Disbursement Agent and the Trustee.  The Issuers, the Disbursement Agent and the Trustee severally agree as follows:

4.1                                 Disbursement Requests and Disbursements.

(a)                                  The Issuers shall concurrently with the execution and delivery of this Agreement have the right to submit to the Disbursement Agent, with a copy to the Trustee, the Initial Disbursement Certificate, requesting the disbursement of funds from the Renovation Disbursement Account in an aggregate amount not to exceed $100,000 for the Initial Disbursements (the “Initial Disbursement Request”).

(b)                                 The Issuers or, as set forth in Section 5.1, the Trustee (with a copy provided to the Issuers), shall have the right to submit to the Disbursement Agent, with a copy to the Trustee, the Interest Disbursement Certificate, requesting the disbursement of funds from the Interest Reserve Account to pay the interest due on the Notes (an “Interest Disbursement Request”) on the applicable Interest Payment Date.

(c)                                  In accordance with Section 7.2 or Section 7.3 hereof, the Issuers shall have the right from time to time during the course of this Agreement (but no more frequently than twice per calendar month (other than disbursements related to the Initial Disbursements Certificate), to submit to the Disbursement Agent, with a copy to the Trustee, a Renovation Disbursement Certificate (a “Renovation Disbursement Request”) or an Advance Disbursement Certificate (an “Advanced Disbursement Request”).

(d)                                 In accordance with Section 7.2 and Section 7.4 hereof, upon the occurrence of the Operator Licensing Event, the Issuers shall have the right to submit to the Disbursement Agent, with a copy to the Trustee, an Operator Licensing Event Disbursement Certificate, requesting the disbursement of funds from the Renovation Disbursement Account in an aggregate amount not to exceed $4,300,000 for cage and other working capital cash required upon the Company receiving its Gaming License (a “Operator Licensing Event Disbursement Request”).

(e)                                  The Disbursement Agent shall review each Disbursement Request submitted pursuant to Sections 4.1(a) through (d) above to determine that they meet the requirements of this Agreement and of Exhibits A, C, D-1, D-2 and D-3 respectively, including all attachments, exhibits and certificates required thereby (as the case may be) have been satisfied, and provided, that a Responsible Officer (as defined in the Indenture, except substituting “Trustee” for “Disbursement Agent”) of the Disbursement Agent (i) has determined that the requirements of this Agreement and of Exhibits A, C, D-1, D-2 and D-3, as applicable, including all attachments, exhibits and certificates required thereby (as the case may be), and (ii) has no actual knowledge of any material error, inaccuracy, misstatement or omission of fact in such Disbursement Request or an attachment, exhibit or certificate attached thereto or information provided by the Issuers upon the request of the Disbursement Agent, then the Disbursement Agent shall approve the request.  Except as to the Initial Disbursement, which shall be made on the Issue Date, the Disbursement Agent shall notify the Issuers and the Trustee as soon as reasonably possible (and in any event within two (2) Business Days after the Disbursement Agent receives the required documents) if any Disbursement Request, or any portion thereof, is disapproved and the reason(s) therefor.

(f)                                    Provided that a Disbursement Request submitted in accordance with to Sections 4.1(a) through (d) above is approved by the Disbursement Agent in accordance with this Agreement, then, within two (2) Business Days following submission of such Disbursement Request, the Disbursement Agent shall disburse to the Disbursed Funds Account the funds requested in such Disbursement Request (other than those to be disbursed pursuant to (i) the Initial Disbursement Request, which shall be disbursed on the Issue Date, or (ii) an Interest Disbursement Request, which shall be disbursed on the applicable Interest Payment Date), or such portion thereof as is approved by the Disbursement Agent.  The Issuers shall withdraw funds from and write checks on the Disbursed Funds Account solely for the purpose of paying Renovation Expenses identified on such Disbursement Request.

4.2                                 Insufficient Available Funds.  The Issuers shall promptly, and in no event later than two (2) Business Days following knowledge thereof, notify the Trustee and the Disbursement Agent in writing if at any time the Issuers reasonably believe that there are insufficient Available Funds (a) to permit the Re-Opening on or before the Re-Opening Deadline or (b) to complete the Hooters Renovation in accordance with the Final Plans and/or the Renovation Disbursement Budget (as in effect at such time).  Such notice shall specify in reasonable detail (i) the amount of such deficiency and (ii) the steps which the Issuers intend to take to cure such deficiency and the anticipated timing thereof.

5.                                       Interest Reserve.

5.1                                 Interest Disbursements.  Ten (10) days prior to each of the first two (2) Interest Payment Dates, the Issuers shall deliver to the Disbursement Agent an Interest Disbursement Request, setting forth the amount required to be paid and the Interest Payment Date upon which such payment is due and payable.  Subject to the Disbursement Agent’s review and approval under Section 4.1(e), on each such Interest Payment Date, the Disbursement Agent shall liquidate Cash Equivalents (to the extent required) held in the Interest Reserve Account and disburse to the Trustee the amounts described in the Interest Disbursement Request as due and payable on that date; provided, however, that the Trustee may direct the Disbursement Agent to liquidate Cash Equivalents (to the extent required) and disburse to the Trustee the amounts necessary to pay the amounts required to be paid on the Notes in the event that the Issuers fail to timely deliver the Interest Disbursement Request.  In the event there are insufficient funds in the Interest Reserve Account to pay any amount due pursuant to an Interest Disbursement Request or direction so given by the Trustee, the Issuers shall, not less than three (3) Business Days prior to the applicable Interest Payment Date, deposit in cash into the Interest Reserve Account an amount equal to such deficiency.  The Issuers acknowledge that the Issuers’ failure to provide notice or deposit funds referenced in this Section shall not in any way exonerate or diminish the Issuers’ obligation to make all payments under the Notes as and when due.

5.2                                 Interest Reserve Account Amounts.  Upon payment in full of all interest payments due on the Notes on the second Interest Payment Date, the Disbursement Agent shall transfer any funds and/or Cash Equivalents in the Interest Reserve Account to the Renovation Disbursement Account and such funds and/or Cash Equivalents shall be deemed Additional Revenue; provided, however, that if the Final CDA Disbursement has been made pursuant to Section 7.6 prior to the second Interest Payment Date, any funds remaining in the Interest Reserve Account shall be disbursed to the Disbursed Funds Account.

6.                                       Certain Covenants.

6.1                                 Notice of Re-Opening.  Promptly after (but in any event within seven days after) the date of Re-Opening, the Issuers shall deliver an Officer’s Certificate to the Disbursement Agent and the Trustee to the effect that the Re-Opening has occurred.

6.2                                 Officer’s Certificate as Representation and Warranty.  Each Officer’s Certificate signed on behalf of the Issuers and delivered to the Disbursement Agent and/or the Trustee pursuant to, or in connection with, this Agreement, shall be deemed to be a representation and warranty by the Issuers to the Disbursement Agent and/or the Trustee, as the case may be, as to the matters covered by such certificates.

7.                                       Renovation Disbursement Account.

7.1                                 Conditions to Initial Disbursements.  Upon satisfaction of the conditions described below in this Section and Section 4.1, on the Issue Date the Disbursement Agent shall make the disbursements described in the Initial Disbursements Certificate (the “Initial Disbursements”).  The conditions to the Initial Disbursements shall consist of the following:

(a)                                  The Disbursement Agent shall have received the Proceeds;

(b)                                 The Disbursement Agent shall have received the Initial Disbursements Certificate, the Issuers’ Closing Certificate, the Disbursement Agent’s Closing Certificate (which the Disbursement Agent covenants and agrees to deliver to the Trustee and the Issuers) and the Trustee’s Closing Certificate, and each such document shall have been executed and completed as to the information required therein, and the required exhibits and attachments, if any, shall be attached; and

(c)                                  The Disbursement Agent shall have received confirmation from the Trustee that it has received the Initial Disbursement Certificate, the Issuers’ Closing Certificate and the Disbursement Agent’s Closing Certificate.

7.2                                 Conditions to Subsequent Disbursements.  Upon satisfaction of the conditions described below in this Section 7.2 and Section 4.1, the Disbursement Agent shall make the disbursements described in the corresponding Renovation Disbursement Request (provided that the conditions set forth in Section 7.1 above shall have previously been satisfied) from the Renovation Disbursement Account to the Disbursed Funds Account or as otherwise directed in such Renovation Disbursement Request:

(a)                                  The Company shall have submitted to the Disbursement Agent and the Trustee, a Renovation Disbursement Request pertaining to the amounts requested for disbursement, together with a completed Schedule 1 in the form contemplated thereby.

(b)                                 The Renovation Disbursement Request shall have been executed and completed as to the information required therein, and the required schedules, exhibits and attachments, if any, shall be attached.

(c)                                  No Default or Event of Default has occurred and remains continuing.

(d)                                 The Issuers certify that any amounts deposited into the Disbursed Funds Account pursuant to any previous Renovation Disbursement Requests (other than Advance Disbursements permitted to be outstanding under this Agreement) shall have been paid to the respective parties identified on the Schedule 1 of each such previous Renovation Disbursement Request, except for such limited payments withheld by the Company for good cause and set forth on Schedule 2 thereto (together with an explanation as to why such payment has been withheld).

(e)                                  The Disbursement Agent shall have received copies of all Contracts executed as of the date of any Renovation Disbursement Request and, with respect to such Contract executed on or before the date of such Renovation Disbursement Request:  (i) a consent substantially in the form attached hereto as Exhibit G signed by each Contractor with respect to such Contract; and (ii) copies of such performance and payment bonds as the Company may require to be provided to the Company pursuant to such Contract.  Such bonds shall name the Issuers and the Trustee as co-obligees and shall be in full force and effect.  The Disbursement Agent shall conclusively rely upon the certification of the Issuers set forth in the Renovation Disbursement Request in order to establish satisfaction of this condition.

7.3                                 Advance Disbursements.  Upon the satisfaction of the conditions described below in this Section 7.3 and Section 4.1, the Issuers shall have the right to deliver to the Disbursement Agent an Advance Disbursement Request, which Advance Disbursement Request shall not be required to include or attach the supporting documentation required for all other Disbursement Requests; provided, however, that (i) within thirty (30) days after any Advance Disbursement is made (or, if earlier, promptly following the occurrence of a Default or an Event of Default), the Issuers shall, with respect to such Advance Disbursement, provide the same supporting documentation as is required under this Agreement with respect to other Renovation Disbursement Requests (which documentation may be included in a subsequent Renovation

Disbursement Request) and (ii) in no event shall the outstanding balance of undocumented Advance Disbursements from the Renovation Disbursement Account at any one time exceed the sum of $1,500,000.  The Disbursement Agent shall approve any Advanced Disbursement Request if no Default or an Event of Default exists and is continuing and the conditions of Section 4.1(e) are satisfied.

Working Capital Disbursement.  Upon the occurrence of the Operating Licensing Event, the Issuers shall have the right request the disbursement of funds from the Renovation Disbursement Account in an aggregate amount not to exceed $4,300,000 for cage and other working capital cash required upon the Company receiving its Gaming License.  The Disbursement Agent shall approve any Operator Licensing Event Disbursement Request if no Default or an Event of Default exists and is continuing and the conditions of Section 4.1(e) are satisfied.

7.5                                 Disbursements after an Event of Default.  In the event that a Default or Event of Default exists and is continuing, the Disbursement Agent shall not approve any disbursement of funds for the Hooters Renovation from the Renovation Disbursement Account; provided, however, that, with the consent of the Trustee, the following payments can be made, and provided, further, that nothing in this Section 7.5 shall limit the Trustee’s right to the disbursement of funds in the Renovation Disbursement Account pursuant to Section 3.4:

(i)                                     if all other conditions in Section 7.2 (including those stated in Section 7.1 hereof) are met, funds from the Renovation Disbursement Account, for work completed or materials purchased on or prior to the date that such Default or Event of Default first occurred;

(ii)                                  payments not to exceed One Million Five Hundred Thousand Dollars ($1,500,000) in the aggregate to prevent the condition of the Hooters Renovation from deteriorating or to preserve any work completed on the Hooters Renovation, certified to the Disbursement Agent and the Trustee in writing by the Issuers to be reasonably necessary or advisable; and

(iii)                               if such condition continues for a period of three (3) consecutive months or more, at the written request of the Issuers, Retainage Amounts for work completed; provided that the Issuers certify to the Disbursement Agent and the Trustee in writing the amount required to be paid for such Retainage Amounts and that the conditions for paying such amounts (other than that the Re-Opening will occur on or prior to the Re-Opening Deadline) are met.

7.6                                 Final Disbursement of Funds Following Re-Opening.

7.6.1                                If any funds remain in the Renovation Disbursement Account and (a) the Re-Opening has occurred, (b) there is no ongoing construction in connection with the Hooters Renovation, other than maintenance and repairs in the ordinary course of business and all punch list items, in an aggregate amount (excluding Retainage Amounts) not to exceed $250,000, and (c) there exists no Default or Event of Default, then the Issuers shall have the right to request that the Disbursement Agent disburse to the Issuers all remaining funds in the Renovation Disbursement Account.  Upon receipt by the Disbursement Agent of a written Officer’s Certificate from the Issuers that (A) the Re-Opening has occurred, (B) there is no ongoing construction in connection with the Hooters Renovation (other than maintenance and repairs in the ordinary course of business) and all punch list items, in an aggregate amount (excluding Retainage Amounts) not to exceed $250,000, and (C) no Default or Event of Default exists or is continuing, then the Disbursement Agent shall disburse all remaining funds in the Renovation Disbursement Account as directed by the Issuers (the “Final CDA Disbursement”); provided, however, that the Disbursement Agent shall first disburse funds to the Disbursed Funds Account in amounts certified in writing by the Issuers as sufficient to pay any then unpaid Retainage Amounts due and owing as of the date of such disbursement (which shall be applied accordingly) or thereafter (and the Issuers shall disburse such funds to pay such Retainage Amounts as the same become due and payable), and no additional sums remaining in the Renovation Disbursement Account shall be distributed until the Disbursement Agent shall have received a certificate from the Issuers certifying that the Issuers have received (x) unconditional lien waivers from all contractors, subcontractors, materialmen or suppliers relating to the Hooters Renovation to the extent each has been paid in accordance with its respective Contract, Subcontract or other Operative Document prior to the date of such Final CDA Disbursement, and (y) conditional lien waivers from all such parties to be paid with the proceeds of the Final CDA Disbursement (if any); provided, further, that an amount representing the Reserved Renovation Amount shall also be deposited in the Disbursed Funds Account from the proceeds of the Final CDA Disbursement and the Issuers shall disburse such funds to pay Renovation Expenses to complete the Hooters Renovation in accordance with the Final Plans; and provided, further, that all funds disbursed to the Issuers pursuant to this Section shall be used by the Issuers as required pursuant to the Indenture and this Agreement, including without limitation Section 7.5.2 hereof.

7.6.2                                Use of Funds.  To the extent that any work performed, services rendered or materials provided in connection with the Hooters Renovation as contemplated under the Renovation Disbursement Budget then in effect remain unpaid on or after the date of the Final CDA Disbursement, the Issuers shall apply all funds disbursed to the Issuers pursuant to Section 7.5.1 (including without limitation amounts representing the Reserved Renovation Amount) to pay all amounts due and owing under any Contracts in accordance therewith prior to utilizing any other funds otherwise available to the Issuers for such purposes.

8.                                       Amendments to Renovation Disbursement Budget; Amendments to Contracts; Amendments to Hooters Renovation Cost Schedule and Cost Overruns.

8.1                                 Renovation Disbursement Budget Amendment Process.  The Renovation Disbursement Budget may be amended from time to time in the manner set forth herein.  Subject to Section 8.2 below, the Issuers shall have the right from time to time to amend the Renovation Disbursement Budget to change the amounts allocated for specific line item components of the work required to complete the Hooters Renovation, including Soft Costs; provided that, in any such amendment, the Company may neither modify the description of any line item nor modify the amount set forth for any such line item incurred on or prior to the Issue Date.  A line item in the Renovation Disbursement Budget may be increased only if the funds for such increase are made available in the Renovation Disbursement Budget from (a) an increase in Additional Revenue to the extent not previously expended or dedicated to the payment of items contained in the Renovation Disbursement Budget; (b) an increase in Realized Savings from another line item and a corresponding reduction in the construction line items related to such Realized Savings; or (c) the reduction of the “contingency” line item, if any, in the Renovation Disbursement Budget.  Any such amendment shall be in writing and shall identify with particularity the line items to be changed and the amount of such change and (x) in the event of an increase in a construction line item, the Realized Savings, Additional Revenue, line item for “contingency” (if any) in the Renovation Disbursement Budget and/or previously allocated reserves which are permitted to be reduced (but not any Retainage Amounts), which are proposed to be utilized to pay for the increase; and (y) in the case of a decrease in a construction line item, the Realized Savings in the amount of such reduction.  Construction line items may be reduced only upon obtaining, and in the amount of, Realized Savings.  The “contingency” line item, if any, in the Renovation Disbursement Budget may be reduced by allocation to other line items.  Any amounts of Realized Savings, Additional Revenue, contingency amounts or previously allocated reserves so identified for use in connection with a particular line item thenceforth shall be deemed dedicated to the particular line item, unless and until the Renovation Disbursement Budget is amended to reduce the amounts budgeted for the line item.  The Issuers shall submit the Renovation Disbursement Budget Amendment Certificate to the Disbursement Agent in the form of Exhibit E attached hereto, the Manager’s certification, as provided in Exhibit 1 to the Renovation Disbursement Budget Certificate, the General Contractor’s certification, as provided in Exhibit 2 to the Renovation Disbursement Budget Amendment Certificate and the Architect’s certification, as provided in Exhibit 3 to the Renovation Disbursement Budget Amendment Certificate.  Upon receipt by the Disbursement Agent of the Renovation Disbursement Budget Amendment Certificate in the form of Exhibit E attached hereto (including all required attachments), all of which must be executed and completed as to the information required therein, such amendment shall become effective hereunder and the Renovation Disbursement Budget shall thereafter be as so amended.  No amendment to the Renovation Disbursements Budget shall be effective except in accordance with the preceding sentence.

8.2                                 Contract Amendment Process.  The Company shall have the right from time to time to amend any Contract to which it is a party to change the scope of the work for any portion of the Hooters Renovation and/or the Company’s payment obligations thereunder.  Any such amendment that (i) when taken together with all other amendments to such Contract results in a cost increase in excess of Fifty Thousand Dollars ($50,000) in a Material Renovation Document (or, with respect to the Renovation Contract only, in excess of One Hundred Thousand Dollars ($100,000)), (ii) when taken together with all other amendments to such Contract results in a material reduction of the scope or quality of the work constituting the design or construction of the Hooters Renovation, or (iii) results in the likely addition of more than one week of construction (or such amendments, in the aggregate, result in the likely addition of more than four weeks of construction), shall be in writing and shall identify with particularity all changes being made.  The Company shall (a) deliver to the Disbursement Agent (x) an executed copy of the Contract amendment (the effectiveness of which will be subject only to satisfaction of the conditions in this Section 8.2), and (y) a Contract Amendment Certificate in the form attached hereto as Exhibit F-1, the Manager’s certification as provided in Exhibit 1 to the Contract Amendment Certificate, and if such Contract relates to Hard Costs, the General Contractor’s certification as provided in Exhibit 2 to the Contract Amendment Certificate and the Architect’s certification as provided in Exhibit 3 to the Contract Amendment Certificate, in each case completed as to the information required therein; and (b) if entering into such Contract

Amendment will result in an amendment to the Renovation Disbursement Budget, comply with the requirements of Section 8.1.  The Contract Amendment shall be deemed approved upon receipt by the Company of the Disbursement Agent’s acknowledgment of receipt of items required under this Section 8.2.

8.3                                 Contracts Entered into after the Issuance Date.  The Company may from time to time enter into Contracts constituting Renovation Documents consistent with the Final Plans and the Renovation Disbursement Budget, as each is in effect from time to time.  Each such Contract shall be in writing and, if a Material Renovation Document, shall become effective when and only when:  (i) the Company and the Contractor have executed and delivered the Contract (with the effectiveness thereof subject only to satisfaction of the conditions in clauses (ii), (iii) and (iv) below); (ii) the Company has submitted to the Disbursement Agent:  (a) such Material Renovation Document together with an Additional Contract Certificate, and all exhibits, attachments and certificates required thereby, each duly completed and executed, as applicable, and (b) copies of such performance and payment bonds as the Contractor may be required to provide to the Company pursuant to such Material Renovation Document (which performance and payment bonds shall name the Trustee and the Issuers as additional co-obligees) and a consent substantially in the form attached hereto as Exhibit G signed by the Contractor; (iii) if entering into such Contract will result in an amendment to the Renovation Disbursement Budget, the Issuers have complied with the requirements of Section 8.1; and (iv) if entering into such Contract will cause the Available Funds to be less than the Remaining Costs, the Issuers shall have complied with the requirements of Section 8.4.

8.4                                 Hooters Renovation Cost Schedule and Cost Overruns.

(a)                                  The Issuers covenant to promptly (and in any event within ten (10) days of notice or knowledge thereof) cure any anticipated cost overrun for any line item on the Renovation Disbursement Budget (after giving effect to any applicable reserves which have been allocated to such line item by a Renovation Disbursement Budget Amendment) by (i) providing sufficient funds to cover in full such cost overrun from previously unallocated Available Funds or other Additional Revenue as permitted in this Agreement (but in each case only to the extent that the same have not previously been expended or dedicated (including Retainage Amounts) to the payment of line items contained in the Renovation Disbursement Budget) and/or (ii) with respect to a cost overrun as to a particular line item, effecting a Renovation Disbursement Budget Amendment to dedicate such funds to the line items in question.

(b)                                 Each Hooters Renovation Cost Schedule shall set forth (i) the actual investment income (loss), less any losses or costs associated therewith, earned on the Renovation Disbursement Account through the date of such Hooters Renovation Cost Schedule, and (ii) the additional amount of investment income which the Issuers reasonably anticipate will be earned in the Renovation Disbursement Account from such date through the earlier of the Re-Opening Deadline and the date on which the Issuers reasonably anticipate the Re-Opening will occur.  If at any time the Issuers submit a Hooters Renovation Cost Schedule pursuant to this Section and the Issuers can no longer reasonably anticipate that the Additional Revenue earned (and anticipated to be earned as determined above) from investments of funds in the Renovation Disbursement Account will equal the amount of such Additional Revenue set forth in the

Renovation Disbursement Budget then in effect, then, so long as the Disbursement Agent has no actual knowledge that a Default or Event of Default exists and is continuing:

(i)                                     if the total amount of such Additional Revenue at such date earned or anticipated to be earned is less than the total amount of such Additional Revenue anticipated as of the date of the most recent disbursement from the Renovation Disbursement Account, then the Available Funds shall be deemed reduced by the amount of such deficiency and the Company (as a condition to the next Renovation Disbursement Request) shall provide or allocate additional Available Funds and/or otherwise amend the Renovation Disbursement Budget, if necessary, so that the Remaining Costs do not exceed the total Available Funds; or

(ii)                                  if the total amount of such Additional Revenue at such date earned or anticipated to be earned is greater than the total amount of such Additional Revenue anticipated as of the date of the most recent disbursement from the Renovation Disbursement Account, then the Available Funds shall be deemed increased by the amount of such excess.

9.                                       Events of Default.  The occurrence of any of the following specified events shall be an “Event of Default” hereunder:

9.1                                 Indenture.  A Default or an Event of Default under any of the Indenture (as such terms are defined therein) has occurred and is continuing, in either case beyond the expiration of applicable notice, grace and cure periods.

9.2                                 Reserved.

Exception to Prior Disbursement.  The existence of an exception to a prior disbursement relating to the Hooters Renovation in excess of $50,000 which is not remedied within thirty (30) days after notice.

9.4                                 Insufficient Funds.  Any time that the amount of Available Funds is less than the Remaining Costs and such deficiency continues for a period of thirty (30) days after notice of such deficiency without being cured.

9.5                                 Performance of Certain Obligations.  The failure of Issuers to perform, observe or comply in all material respects with any of their covenants under this Agreement and such failure continues for a period of five (5) days after notice thereof without being cured.

9.6                                 Reserved.

9.7                                 Abandonment of Hooters Renovation.

(a)                                  Except as and to the extent permitted under the Indenture, the Company shall cease to own the Property or any portion thereof or the buildings, fixtures and other improvements to be situated on the Property; or

(b)                                 Except as and to the extent permitted under the Indenture, the Issuers shall abandon the Hooters Renovation or cease to operate the Property or the Resort or shall sell or otherwise dispose of any interest in Resort.

9.8                                 Termination or Invalidity of Renovation Documents.  Any of the Material Renovation Documents shall have terminated, become invalid or illegal, or otherwise ceased to be in full force and effect (except in accordance with its terms upon completion of the respective work or delivery of the respective materials); provided that with respect to any Material Renovation Document other than the Renovation Contract and the Architect Agreement, no Event of Default shall be deemed to have occurred as a result of such termination so long as (a) the Company provides written notice to the Disbursement Agent (immediately upon, but in no event more than two (2) Business Days after, the Company’s becoming aware of such Renovation Document’s ceasing to be in full force or effect) that the Company intends to replace the Contractor under such Renovation Document (or that replacement is not necessary), and (b) in each case if, in the reasonable judgment of the Company, a replacement is necessary, the Company (i) obtains a replacement Contractor for the affected Contractor and (ii) enters into a replacement Renovation Document in accordance with Section 8.3, on terms no less beneficial to the Company than then current market terms, within sixty (60) days of such termination.

9.9                                 Schedule of Operations.  The Re-Opening has not occurred on or prior the Re-Opening Deadline.

10.                                 Disbursed Funds Account.

10.1                           Rights of the Issuers to Disbursed Funds Account.  All amounts disbursed from the Renovation Disbursement Account shall either be paid directly to a Person (excluding the Issuers except in the case of the Initial Disbursements) described in and pursuant to a Renovation Disbursement Request or to the Disbursed Funds Account.  The Disbursed Funds Account shall be maintained in the name of the Issuers and all funds deposited or held in such account shall belong to the Issuers, against which the Issuers may draw for expenditures permitted by this Agreement only from time to time.  All funds deposited and held in the Disbursed Funds Account shall, pending disbursement in accordance with this Agreement, be invested in cash or Cash Equivalents as directed by the Issuers, except as otherwise provided herein or in the Pledge Agreement.  Pursuant to the Pledge Agreement, the Issuers have granted to the Trustee (for the benefit of itself and the holders of the Notes) a first priority security interest in its Disbursed Funds Account.  Funds in the Disbursed Funds Account shall be disbursed solely in accordance with the terms and conditions of, and solely for the purposes permitted under, this Agreement and the Indenture.  Further, the Issuers shall note in its records that all funds and other assets in the Disbursed Funds Account have been pledged to the Trustee.

10.2                           Right to Substitute Disbursed Funds Account.  The Issuers from time to time shall have the right to designate a substitute account to serve as the Disbursed Funds Account; provided that no such substitute account shall become the “Disbursed Funds Account” until (a) the depository financial institution at which the substitute account is located shall have acknowledged in a manner satisfactory to the Trustee that such institution has waived its right of set off in such account or any liens thereto, statutory or otherwise, and will have entered into an agreement substantially similar to a Pledge Agreement, and (b) the Trustee shall have received written notice of the location and account number of such new substitute account.

11.                                 Limitation of Liability.  The Disbursement Agent’s responsibility and liability under this Agreement shall be limited as follows:  (a) the Disbursement Agent does not represent, warrant or guaranty to the Trustee or the holders of the Notes the performance by the Issuers, the General Contractor, the Architect or any Contractor, Subcontractor or provider of materials or services in connection with construction of the Resort and the Hooters Renovation; (b) the Disbursement Agent shall have no responsibility to the Issuers, the Trustee or the holders of the Notes as a consequence of performance by the Disbursement Agent hereunder, except for any gross negligence or willful misconduct of the Disbursement Agent; (c) the Issuers shall remain solely responsible for all aspects of their business and conduct in connection with the Property and the Hooters Renovation, the accuracy of all applications for payment, and the proper application of all disbursements; (d) the Disbursement Agent is not obligated to supervise, inspect or inform the Issuers, the Trustee or any third party of any aspect of the construction of the Resort or the Hooters Renovation or any other matter referred to above; and (e) except as set forth herein, the Disbursement Agent owes no duty of care to the Issuers, to protect against, or to inform the Issuers of, any negligent, faulty, inadequate or defective design or construction of the Resort or the Hooters Renovation or otherwise.  The Disbursement Agent shall have no duties or obligations hereunder, except as expressly set forth herein, shall be responsible only for the performance of such duties and obligations, shall not be required to take any action otherwise than in accordance with the terms hereof and shall not be in any manner liable or responsible for any loss or damage arising by reason of any act or omission to act by it hereunder or in connection with any of the transactions contemplated hereby, including, but not limited to, any loss that may occur by reason of forgery, false representations, the exercise of its discretion, or any other reason, except for its gross negligence or willful misconduct.

12.                                 Indemnity.  The Issuers each indemnify, protect, hold harmless and agree to defend the Disbursement Agent and each of their officers, directors, agents and employees, from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs, investigative fees and costs, legal fees, and claims for damages, arising from the performance by the Disbursement Agent under this Agreement, arising from the Disbursement Agent’s reliance on any Officer’s Certificate delivered by the Issuers under this Agreement or arising from any material error, inaccuracy, misstatement or omission of fact therein, except to the extent that such liability, expense or claim is attributable to the gross negligence or willful misconduct of the Disbursement Agent.  The provisions of this Section 12 shall survive the termination of this Agreement.

13.                                 Termination.  This Agreement shall terminate automatically thirty (30) days following such time as all amounts in the Accounts and the Disbursed Funds Account have been distributed pursuant to and in accordance with the terms hereof and the Re-Opening has occurred; provided, however, that (a) the obligations of the Issuers under Section 12 of this Agreement shall survive termination of this Agreement and (b) if, following an Event of Loss, there exist Net Loss Proceeds that (in accordance with the Indenture) are deliverable to the Trustee and are eligible for distribution to the Issuers for rebuilding, repair, replacement or construction, then the Issuers and the Disbursement Agent shall execute and deliver to the Trustee such documentation as the Trustee reasonably deems necessary in order to cause (i) the Trustee to possess a first priority perfected security interest in said funds, and (ii) the Disbursement Agent to administer the disbursement of said funds for such rebuilding, repair, replacement or construction pursuant to disbursement control procedures substantially akin to those set forth herein.  In the event that the Net Loss Proceeds are so distributed, the Disbursement Agent shall be paid a sum not to exceed $1,000.00 per month until all such funds are disbursed.

14.                                 Substitution or Resignation.

14.1                           Disbursement Agent.  The Disbursement Agent may be removed by the Issuers or may resign hereunder with the prior approval of the Issuers.  A resignation or removal of the Disbursement Agent and appointment of a successor Disbursement Agent shall become effective only upon the successor Disbursement Agent’s acceptance of appointment as provided in this Section 14.1.

14.1.1                          After obtaining the consent of the Issuers the Disbursement Agent may resign in writing at any time and be discharged from all duties hereunder upon 30 days’ written notice to all parties hereto.  The Trustee (if a different Person than the Disbursement Agent), at the request of a majority in principal amount of the then outstanding Notes, or the holders of a majority in principal amount of the then outstanding Notes may remove the Disbursement Agent upon 30 days written notice by so notifying the Disbursement Agent, the Trustee and the Issuers.

14.1.2                          If the Disbursement Agent resigns or is removed or if a vacancy exists in the office of Disbursement Agent for any reason, the Disbursement Agent shall notify the Trustee of such within five (5) Business Days and the Trustee shall notify the holders of the Notes within five (5) Business Days of its receipt of notice from the Disbursement Agent and the Trustee (if a different Person than the Disbursement Agent) at the request of a majority in principal amount of the then outstanding Notes, shall, and the holders of a majority in principal amount of the then outstanding Notes (if such holders provided a notice pursuant to Section 14.1.1 or if there is no Trustee capable of acting at such time) may, promptly appoint a successor Disbursement Agent reasonably acceptable to the Issuers.  Within one year after any successor Disbursement Agent appointed by the Trustee takes office, the holders of a majority in principal amount of the then outstanding Notes may appoint a successor Disbursement Agent reasonably acceptable to the Issuers to replace the Disbursement Agent appointed by the Trustee.

14.1.3                          If a successor Disbursement Agent does not take office within 60 days after the retiring Disbursement Agent resigns or is removed, the retiring Disbursement Agent, the Trustee, the Issuers or the holders of at least 10% in principal amount of the then outstanding Notes may petition, at the expense of the Issuers, any court of competent jurisdiction for the appointment of a successor Disbursement Agent.

14.1.4                          A successor Disbursement Agent shall deliver a written acceptance of its appointment to the retiring Disbursement Agent, the Issuers and the Trustee.  Thereupon, the resignation or removal of the retiring Disbursement Agent shall become effective, and the successor Disbursement Agent shall have all the rights, powers and duties of the Disbursement Agent under this Agreement.  The retiring Disbursement Agent shall promptly transfer all property held by it as Disbursement Agent to the successor Disbursement Agent.

14.1.5                          If the Disbursement Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or association, the successor corporation without any further act shall be the successor Disbursement Agent.

14.1.6                          The Disbursement Agent shall at all times be a bank chartered under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trust power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition and a Thomson’s Bank Watch rating of B or better.

15.                                 Account Statement.  On the first day of each and every calendar month, the Disbursement Agent shall deliver to the Issuers and the Trustee a statement prepared by the Disbursement Agent in a form reasonably satisfactory to the Trustee and the Issuers, setting forth with reasonable particularity the balance of funds then in each of the Accounts and the Disbursed Funds Account and the manner in which such funds are invested.

16.                                 Notice.  The parties hereto irrevocably instruct the Disbursement Agent that on the first date upon which the balance of the Renovation Disbursement Account is reduced to zero, the Disbursement Agent shall deliver to the Trustee and the Issuers a notice that the balance in such account has been reduced to zero.

17.                                 Miscellaneous.

17.1                           Waiver.  Any party hereto may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designates the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

17.2                           Invalidity.  If, for any reason whatsoever, any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties’ intent.

17.3                           No Authority.  Except as set forth herein, the Disbursement Agent shall have no authority to, and shall not, make any warranty or representation or incur any obligation on behalf of, or in the name of, the Trustee.

17.4                           Assignment.  This Agreement is personal to the parties hereto, and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties.  In any event, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

17.5                           Benefit.  The parties hereto, the holders from time to time of the Notes, and their respective successors and assigns, but no others, shall be bound hereby and entitled to the benefits hereof.

17.6                           Time.  Time is of the essence of each provision of this Agreement.

17.7                           Governing Law; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(B).

EACH OF THE ISSUERS, THE DISBURSEMENT AGENT AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTION CONTEMPLATED HEREBY.

17.8                           Entire Agreement; Amendments.  This Agreement (together with the Indenture and the Collateral Agreements) contains the entire agreement among the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and commitments, whether oral or written.  This Agreement may be amended only by a writing signed by duly authorized representatives of all parties.

17.9                           Notices.  All notices and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received, regardless of when and whether received, either (a) on the day of hand delivery; (b) on the date of confirmation of receipt of facsimile transmission; or (c) on the third day after sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, addressed as follows:

To the Disbursement Agent:
The Bank of New York Trust Company, N.A.
700 South Flower Street, Suite 500
Los Angeles, California 90017
Attention:  Corporate Trust Administration
Telecopier No.:  (213) 630-6298

To the Trustee:
The Bank of New York Trust Company, N.A.
700 South Flower Street, Suite 500
Los Angeles, California 90017
Attention:  Corporate Trust Administration
Telecopier No.:  (213) 630-6298

To the Company:
155 East Tropicana, LLC
115 East Tropicana Avenue
Las Vegas, Nevada  89109
Attention:  Chief Financial Officer
Telecopier No.:  (702) 739-7783

or at such other address as the specified entity most recently may have designated in writing in accordance with this paragraph to the others.  Any notice to the Disbursement Agent or the Trustee under this Agreement shall be deemed effective only upon receipt.

17.10                     Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

17.11                     Captions.  Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

17.12                     Right to Consult Counsel.  Each of the Disbursement Agent and the Trustee may, if any of them deems necessary or appropriate, consult with and be advised by counsel in respect of their duties hereunder.  Each of the Disbursement Agent or the Trustee shall be entitled to conclusively rely upon the advice of its counsel in any action taken in its capacity as the Disbursement Agent or the Trustee, as the case may be, hereunder and shall be protected from any liability of any kind for actions taken in reasonable reliance upon such opinion of its counsel.  The Issuers agrees to pay all such reasonable counsel fees and expenses.

17.13                     Force Majeure.  In no event shall the Disbursement Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Disbursement Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

IN WITNESS WHEREOF, the parties have executed and delivered this Cash Collateral and Disbursement Agreement as of the day first above written.

DISBURSEMENT AGENT	THE BANK OF NEW YORK TRUST COMPANY, N.A.

	By:	/s/ Sandee Parks
	Name:	Sandee Parks
	Title:	Vice President

TRUSTEE	THE BANK OF NEW YORK TRUST COMPANY, N.A.

	By:	/s/ Sandee Parks
	Name:	Sandee Parks
	Title:	Vice President

COMPANY	155 EAST TROPICANA, LLC, a Nevada limited-liability company

	By:	/s/ Neil G. Kiefer
	Name:	Neil G. Kiefer
	Title:	Chief Executive Officer

155 EAST TROPICANA FINANCE CORP., a Nevada corporation

By:	/s/ Neil G. Kiefer
Name:	Neil G. Kiefer
Title:	President

[Signature Page to Cash Collateral and Disbursement Agreement]

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT A

Form of Initial Disbursements Certificate

March 29, 2005

The Bank of New York Trust Company, N.A.,
  as Disbursement Agent
700 South Flower Street, Suite 500
Los Angeles, California 90017

The Bank of New York Trust Company, N.A.,
  as Trustee
700 South Flower Street, Suite 500
Los Angeles, California 90017

Re:	155 East Tropicana, LLC and 155 East Tropicana Finance Corp.
Cash Collateral and Disbursement Agreement Initial Disbursements

Ladies and Gentlemen:

This Initial Disbursements Certificate is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of March 29, 2005 (the “Disbursement Agreement”), by and among The Bank of New York Trust Company, N.A., as Disbursement Agent, The Bank of New York Trust Company, N.A., as Trustee, and 155 East Tropicana, LLC, a Nevada limited-liability company (the “Company”) and 155 East Tropicana Finance Corp., a Nevada corporation (“Finance Corp.” and together with the Company, the “Issuers”).  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

The Issuers hereby irrevocably instruct the Disbursement Agent to disburse funds from the Renovation Disbursement Account to the Disbursed Funds Account or the accounts otherwise indicated for the amounts set forth on Schedule A attached hereto; provided, however, that the aggregate of the amounts set forth on Schedule A attached hereto shall not exceed $100,000.

The foregoing is true, complete and correct and the Disbursement Agent is entitled to conclusively rely on the foregoing in authorizing and making the Initial Disbursement.

[signature page follows]

155 EAST TROPICANA, LLC, a Nevada limited-liability company

By:
Name:
Title:

155 EAST TROPICANA FINANCE CORP., a Nevada corporation

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

SCHEDULE A

Initial Disbursements

[TO COME]

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT B-1

Form of Issuers’ Closing Certificate

March 29, 2005

The Bank of New York Trust Company, N.A.,

     as Disbursement Agent

700 South Flower Street, Suite 500
Los Angeles, California 90017

The Bank of New York Trust Company, N.A.

     as Trustee

700 South Flower Street, Suite 500
Los Angeles, California 90017

Re:	155 East Tropicana, LLC and 155 East Tropicana Finance Corp.
Cash Collateral and Disbursement Agreement
Issuers’ Closing Certificate

Ladies and Gentlemen:

This Closing Certificate is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of March 29, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), by and among The Bank of New York Trust Company, N.A., as Disbursement Agent, The Bank of New York Trust Company, N.A., as Trustee, and 155 East Tropicana, LLC, a Nevada limited-liability company (the “Company”) and 155 East Tropicana Finance Corp., a Nevada corporation (“Finance Corp.” and together with the Company, the “Issuers”).  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

The Issuers hereby certify to each of you as follows:

1.                                       As of the date hereof, the Issuers reasonably believe that the date on which the Re-Opening will occur will be on or prior the Re-Opening Deadline.

2.                                       The Initial Renovation Disbursement Budget attached hereto as Exhibit 1 constitutes the Renovation Disbursement Budget presently in effect for the Hooters Renovation.

3.                                       The Initial Renovation Disbursement Budget accurately and completely sets forth (i) the anticipated Renovation Expenses and (ii) the various components of the Hooters Renovation identified thereon as line items, all within the respective line item allocations established for those components set forth in the Renovation Disbursement Budget.

4.                                       As of the date hereof, there are sufficient Available Funds to pay for (i) the anticipated costs described in paragraph 3 above in accordance with the Disbursement

Agreement and (ii) any other expenses that the Issuers believe will need to be incurred in order to cause the Re-Opening on or before the Re-Opening Deadline (in each case after giving effect to the Initial Disbursements and excluding interest to be paid on each of the Interest Payment Dates).

5.                                       Immediately prior to and upon giving effect to the Initial Disbursements, there is no and will not be any Default or Event of Default.

6.                                       Attached hereto as Exhibit 2 is (i) a list of all contractors, subcontractors, suppliers and materialmen that have provided work, supplies and/or labor in connection with the Hooters Renovation to date, (ii) a list of all contractors, subcontractors, suppliers and materialmen that have provided work, supplies and/or labor in connection with the Hooters Renovation that will receive payment pursuant to the Initial Disbursements Certificate, and (iii) lien releases in the form specified by [cite applicable Nevada Code Section] (unconditional if such contractors, subcontractors, suppliers and materialmen have been paid to date and conditional if such contractors, subcontractors, suppliers and materialmen have not been paid to date) from all such contractors, subcontractors, suppliers and materialmen described in clause (ii) (except as to Retainage Amounts and such amounts as the Company determines to have been reasonably withheld) for all disbursements identified in the Initial Disbursements Certificate.  All work performed and materials delivered to date with respect to the Hooters Renovation which could result in a lien against the Property have been previously paid by the Company or will be timely paid with the proceeds of the Initial Disbursements (in each case subject to withheld Retainage Amounts), and no lien, notice of lien, or notice of extension of time for filing of lien has been filed against the Property in favor of any contractor, subcontractor, supplier or materialman which has not been removed of record prior to the date hereof.

7.                                       Exhibit 3 lists all Contracts entered into as of the date hereof.  The Issuers have delivered all such Contracts that are Material Renovation Documents (together with, for each such contract, a consent in the form attached to the agreement as Exhibit G and copies of any applicable performance and payment bonds required under the Disbursement Agreement) to the Disbursement Agent.

8.                                       The Issuers are not and, to the Issuers’ knowledge, no other party to any Operative Document (other than any Renovation Document not in existence as of the Issue Date) or any Property Document is, or (but for the passage of time or the giving of notice or both) will be, in breach of any material obligation thereunder.

9.                                       Each representation and warranty of (a) the Issuers and their Affiliates set forth in the Disbursement Agreement or in any of the other Operative Documents, or in any certificates delivered in connection with any of the foregoing, is true, correct and complete in all material respects as if made on the date hereof (except that any representation and warranty that relates expressly to an earlier date shall be deemed made only as of such earlier date), and (b) to the Issuers’ knowledge, the General Contractor, the Architect and each other party (other than the Issuers or their Affiliates) to a Material Renovation Document set forth in any of the Operative Documents is true, correct and complete in all material respects as if made on the date hereof (except that any representation and warranty that relates expressly to an earlier date shall be deemed made only as of such earlier date).

10.                                 The Plans for the Hooters Renovation as of the date hereof are described on Exhibit 4 and the Final Plans for the Hooters Renovation as of the date hereof are described on Exhibit 5.  All of such Final Plans:

(i)                                     have received or will receive final approval from all Governmental Instrumentalities required to approve such Plans prior to completion of the work or improvements described therein;

(ii)                                  contain sufficient specificity to permit such completion of the work or improvement;

(iii)                               have been signed by an architect licensed to practice architecture in the State of Nevada;

(iv)                              are consistent with completing the Hooters Renovation so that the Re-Opening will occur on or prior to the Re-Operating Deadline; and

(v)                                 have been delivered to the Disbursement Agent.

11.                                 The only Applicable Permits that will be required for the completion of the Hooters Renovation and the operation of the Resort (as of the Re-Opening) are listed on Exhibit 6 attached hereto (the “Agreed Permits”).

12.                                 Attached hereto as Exhibit 7 are the Renovation Schedules, which demonstrate that the Re-Opening will occur on or prior to the Re-Opening Deadline.

[signature page follows]

The foregoing representations and certifications are true, complete and correct and the Disbursement Agent is entitled to conclusively rely on the foregoing.

Attached to this Issuers’ Closing Certificate as Exhibit 8 and 9 are certificates from the General Contractor and the Manager.

155 EAST TROPICANA, LLC, a Nevada limited-liability company

By:
Name:
Title:

155 EAST TROPICANA FINANCE CORP., a Nevada corporation

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 1 TO EXHIBIT B-1

Initial Construction Disbursement Budget for the Hooters Renovation

See Attached.

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 2 TO EXHIBIT B-1

Mechanic’s Liens for the Hooters Renovation

(i)                                     List of contractors, subcontractors, suppliers and materialmen that have provided work, supplies and/or labor to date

See attached.

(ii)                                  List of contractors, subcontractors, suppliers and materialmen to receive payment pursuant to the Initial Disbursements Certificate

None.

(iii)                               Lien releases for parties identified in (ii)

None.

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 3 TO EXHIBIT B-1

LIST OF CONTRACTS

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 4 TO EXHIBIT B-1

PLANS

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 5 TO EXHIBIT B-1

FINAL PLANS

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 6 TO EXHIBIT B-1
Agreed Permits Schedule

RENOVATION PERIOD PERMITS

FEDERAL

STATE

OPERATION PERIOD PERMITS

FEDERAL

STATE

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 7 TO EXHIBIT B-1

RENOVATION SCHEDULES

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 8 TO EXHIBIT B-1

Form of General Contractor’s Closing Certification

March 29, 2005

The Bank of New York Trust Company, N.A.
as Disbursement Agent

700 South Flower Street, Suite 500
Los Angeles, California 90017

The Bank of New York Trust Company, N.A.
as Trustee

700 South Flower Street, Suite 500
Los Angeles, California 90017

Re:	155 East Tropicana, LLC and 155 East Tropicana Finance Corp.
Cash Collateral and Disbursement Agreement
Issuers’ Closing Certificate

Ladies and Gentlemen:

The undersigned (the “General Contractor”) hereby certifies to each of you as follows:

1.                                       The General Contractor has reviewed the above referenced Closing Certification from the Issuers and the Cash Collateral and Disbursement Agreement dated March 29, 2005, to which the Issuers are a party (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), to the extent necessary to understand the defined terms contained herein and in the Issuers’ Closing Certificate that are incorporated by reference from the Disbursement Agreement, and to provide the certification contained herein.  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

2.                                       The General Contractor hereby certifies and confirms the accuracy of the certifications in paragraphs 1, 2, 3  and 6 of the above-referenced Closing Certificate as if made by and on behalf of the General Contractor directly; provided that the General Contractor makes no certification or confirmation relating to the status of the Gaming License or compliance with Gaming Laws with respect to whether the Re-Opening will occur on or prior to the Re-Opening.

3.                                       The General Contractor hereby certifies that, to the best of its knowledge, the work comprising the Hooters Renovation as described in the Renovation Contract may be completed in accordance with the line item breakdown in the Initial Renovation Disbursement Budget identified in the Issuers’ Closing Certificate, taking into consideration the possible allocation of Realized Savings and other Available Funds in accordance with the Disbursement Agreement.

4.                                       The General Contractor is not and, to the best of the General Contractor’s knowledge, no other party to any Renovation Document in existence as of the date hereof is, or (but for the passage of time or the giving of notice or both) will be, in breach of any material obligation thereunder.

[signature page follows]

The foregoing representations and certifications are true and correct and the Disbursement Agent is entitled to conclusively rely on the foregoing.

The PENTA Building Group, Inc., as General Contractor

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 9 TO EXHIBIT B-1

Form of Manager’s Closing Certification

March 29, 2005

The Bank of New York Trust Company, N.A.
as Disbursement Agent

700 South Flower Street, Suite 500
Los Angeles, California 90017

The Bank of New York Trust Company, N.A.
as Trustee

700 South Flower Street, Suite 500
Los Angeles, California 90017

Re:	155 East Tropicana, LLC and 155 East Tropicana Finance Corp.
Cash Collateral and Disbursement Agreement
Issuers’ Closing Certificate

Ladies and Gentlemen:

The undersigned (the “Manager”) hereby certifies to each of you as follows:

1.                                       The Manager has reviewed the above referenced Issuers’ Closing Certificate and the Cash and the Cash Collateral and Disbursement Agreement dated March 29, 2005, to which the Issuers are a party (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), to the extent necessary to understand the defined terms contained herein and in the Issuers’ Closing Certificate that are incorporated by reference from the Disbursement Agreement, and to provide the certification contained herein.  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

2.                                       The Manager hereby certifies and confirms the accuracy of the certifications in the above-referenced Issuers’ Closing Certificate; provided that where any certification of the Issuers is limited to the Issuers’ knowledge or belief, for the purpose of this certificate, such certification shall instead be made to the Manager’s knowledge or belief, as applicable.

[signature page follows]

The foregoing representations and certifications are true and correct and the Disbursement Agent is entitled to conclusively rely on the foregoing.

Hawkeye Construction and Millwork, Inc., as Manager

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT B-2

Form of Disbursement Agent’s Closing Certification

March 29, 2005

The Bank of New York Trust Company, N.A.,
as Disbursement Agent

700 South Flower Street, Suite 500
Los Angeles, California 90017

The Bank of New York Trust Company, N.A.,
as Trustee

700 South Flower Street, Suite 500
Los Angeles, California 90017

Re:	155 East Tropicana, LLC and 155 East Tropicana Finance Corp.
Cash Collateral and Disbursement Agreement
Disbursement Agent’s Closing Certification

Ladies and Gentlemen:

This Closing Certification is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of March 29, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), by and among The Bank of New York Trust Company, N.A., as Disbursement Agent, The Bank of New York Trust Company, N.A., as Trustee, and 155 East Tropicana, LLC, a Nevada limited-liability company (the “Company”) and 155 East Tropicana Finance Corp., a Nevada corporation (“Finance Corp.” and together with the Company, the “Issuers”).  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

The Disbursement Agent hereby certifies to you as follows as contemplated by the Disbursement Agreement:

1.                                       The Accounts and the Disbursed Funds Account have been established as contemplated by the Disbursement Agreement.

2.                                       A Responsible Officer (as defined in the Indenture, except substituting “Trustee” for “Disbursement Agent”) of the Disbursement Agent has actually received (a) an executed Initial Disbursements Certificate from the Issuers in the form attached to the Disbursement Agreement as Exhibit A, (b) an executed Issuers’ Closing Certificate in the form attached to the Disbursement Agreement as Exhibit B-1 and (c) an executed Trustee’s Closing Certificate in the form attached to the Disbursement Agreement as Exhibit B-3, in each case with any exhibits attached and executed (as applicable) by the parties thereto.

[signature page follows]

The foregoing representations and certifications are true and correct and the Disbursement Agent is entitled to conclusively rely on the foregoing.

The Bank of New York Trust Company, N.A., as Disbursement Agent

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT B-3

Form of Trustee’s Closing Certification

March 29, 2005

The Bank of New York Trust Company, N.A.,
as Disbursement Agent

700 South Flower Street, Suite 500
Los Angeles, California 90017

The Bank of New York Trust Company, N.A.,
as Trustee

700 South Flower Street, Suite 500
Los Angeles, California 90017

Re:	155 East Tropicana, LLC and 155 East Tropicana Finance Corp.
Cash Collateral and Disbursement Agreement
Trustee’s Closing Certification

Ladies and Gentlemen:

This Closing Certification is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of March 29, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), by and among The Bank of New York Trust Company, N.A., as Disbursement Agent, The Bank of New York Trust Company, N.A., as Trustee, and 155 East Tropicana, LLC, a Nevada limited-liability company (the “Company”) and 155 East Tropicana Finance Corp., a Nevada corporation (“Finance Corp.” and together with the Company, the “Issuers”).  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

The Trustee hereby certifies to you as follows as contemplated by the above-referenced Disbursement Agreement:

1.                                       The Trustee has received (a) an executed Initial Disbursements Certificate from the Issuers in the form attached to the Disbursement Agreement as Exhibit A, (b) an executed Issuers’ Closing Certification in the form attached to the Disbursement Agreement as Exhibit B-1 and (c) an executed Disbursement Agent’s Closing Certification from the in the form attached to the Disbursement Agreement as Exhibit B-2, in each case with all exhibits and attachments attached and executed (as applicable) by the parties thereto.

2.                                       The Trustee has received from the Title Insurer the Title Policy, or a pro forma of the Title Policy with a letter agreement from the Title Insurer agreeing to issue title in the form of such pro forma.

The foregoing representations and certifications are true and correct and the Disbursement Agent is entitled to conclusively rely on the foregoing.

The Bank of New York Trust Company, N.A., as Trustee

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT C

Form of Interest Disbursement Request

[date]

The Bank of New York Trust Company, N.A.,
as Disbursement Agent

700 South Flower Street, Suite 500
Los Angeles, California 90017

The Bank of New York Trust Company, N.A.,
as Trustee

700 South Flower Street, Suite 500
Los Angeles, California 90017

Re:	155 East Tropicana, LLC and 155 East Tropicana Finance Corp.
Cash Collateral and Disbursement Agreement
Interest Disbursement Request

Date:

Ladies and Gentlemen:

This Interest Disbursement Request is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of March 29, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), among The Bank of New York Trust Company, N.A., as Disbursement Agent, The Bank of New York Trust Company, N.A., as Trustee, and 155 East Tropicana, LLC, a Nevada limited-liability company (the “Company”) and 155 East Tropicana Finance Corp., a Nevada corporation (“Finance Corp.” and together with the Company, the “Issuers”).  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

Pursuant to Sections 4.1 and 5.1 of the Disbursement Agreement, the Disbursement Agent is hereby directed to liquidate Cash Equivalents (to the extent required) in the Interest Reserve Account and to pay to the Trustee on [                     ] (the “Interest Payment Date”) $              of funds from the Interest Reserve Account.  The undersigned hereby certifies that payments in an amount equal to such sums will be due and payable on the Notes on the Interest Payment Date.

The foregoing representations and certifications are true and correct and the Disbursement Agent is entitled to conclusively rely on the foregoing.

C-1

Please confirm the transfer described above by returning a notice of confirmation to the undersigned at the address set forth above.

155 EAST TROPICANA, LLC, a Nevada limited-liability company

By:
Name:
Title:

155 EAST TROPICANA FINANCE CORP., a Nevada corporation

By:
Name:
Title:

[address for purposes of notice of confirmation]

C-2

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT D-1

Form of Renovation Disbursement Request and Certificate

[date]

The Bank of New York Trust Company, N.A.

as Disbursement Agent

700 South Flower Street, Suite 500
Los Angeles, California 90017

The Bank of New York Trust Company, N.A.

as Trustee

700 South Flower Street, Suite 500
Los Angeles, California 90017

Re:	Renovation Disbursement Request No. under
Cash Collateral and Disbursement Agreement
Amount Requested: $

Ladies and Gentlemen:

155 East Tropicana, LLC, a Nevada limited-liability company (the “Company”) and 155 East Tropicana Finance Corp., a Nevada corporation (“Finance Corp.” and together with the Company, the “Issuers”), hereby submits this Renovation Disbursement Request and Certificate (the “Disbursement Request”) pursuant to that certain Cash Collateral and Disbursement Agreement dated as of March 29, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), to which each of you is a party.  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

The Issuers hereby request the Disbursement Agent to make a disbursement of [$                       for Hard Costs] [and] [$                   for Soft Costs] (collectively, the “Disbursement”) from the Renovation Disbursement Account to the Disbursed Funds Account so that the Company may distribute checks or issue wire transfers drawn on the Disbursed Funds Account to the parties identified on Schedule 1 attached hereto in the respective amounts listed for such parties therein (the “Hooters Renovation Cost Schedule”).

In connection with the requested Disbursement, the Issuers represent, warrant and certify as follows:

1.                                       [For Hard Cost Disbursements Only:] With respect to Hard Cost disbursements, Schedule 1 accurately lists each party for whom payment is requested and, for each line item and for each party to whom payment is requested with respect to such line item, the following:  (a) the name of the payee to be paid; (b) the current payment requested; (c) the increase or decrease in accrued but unpaid Retainage Amount, if any, for such payee since the last

Disbursement Request (after giving effect to the payment contemplated by this Disbursement Request); (d) the total amount contemplated to be payable to such payee under the terms of its applicable Contract through completion of all work and delivery of all materials contemplated by the Contract (i.e., the total contract amount); (e) the total payments made to such payee under its applicable Contract as of the Issue Date; (f) the total payments made to such payee since the Issue Date (after giving effect to the payment contemplated by this Disbursement Request); (g) the sum of all payments made to such payee (after giving effect to the payment contemplated by this Disbursement Request) (i.e., the sum of (e) and (f) above); (h) the aggregate accrued Retainage Amounts which shall continue to be owed with respect to such Contract (after giving effect to the payment contemplated by this Disbursement Request); and (i) the percentage of the work actually completed, or the materials actually delivered, under the Contract through the date for which payment is made hereunder (expressed as a percentage of the total work and materials contemplated by the Contract through completion), or, if payment is to be made based on invoice, confirmation that a copy of the applicable invoice is attached, and a description of the purpose of such payment, specifying the line item relating to each such payment.  In the event that any Advance Disbursements have been made and have not otherwise been documented as required hereunder and under the Disbursement Agreement, Schedule 1 also includes each party to whom payment was made from such Advance Disbursement and a description of the purpose of such payments, specifying the line item relating to each such payment.  The information set forth in Schedule 1 is true, correct and complete.

2.                                       [For Soft Cost Disbursements Only:]  With respect to Soft Cost disbursements, Schedule 1 accurately lists each party and/or purpose for which payment is requested and, for each line item and for each party and/or purpose for which payment is requested with respect to such line item, the following:  (a) the name of the payee to be paid, (b) the current payment requested, and (c) a description of the purpose of such payment, specifying the line item relating to each such payment.  In the event that any Advance Disbursements have been made and have not otherwise been documented as required hereunder and under the Disbursement Agreement, Schedule 1 also includes each party to whom payment was made from such Advance Disbursement and a description of the purpose of such payments specifying the line item relating to each such payment.  The information set forth in Schedule 1 is true, correct and complete.

3.                                       [For Hard Cost Disbursements Only:] With respect to Hard Cost disbursements, the Issuers have delivered or caused to be delivered to the Disbursement Agent (a) true and complete invoices that have been tendered for all Hard Costs for which disbursement is requested hereunder, (b) duly executed conditional or unconditional (as applicable) lien releases from all contractors, subcontractors, suppliers and materialmen having provided work, materials and/or services relating to the Hooters Renovation (except as to Retainage Amounts and such amounts as the Company withheld for good cause, which are listed on Schedule 2 hereto (together with an explanation as to why such amounts were withheld)) for all disbursements identified on this Disbursement Request, and (c) duly executed acknowledgments of payment and unconditional lien releases from all payees identified on the previous Disbursement Request for payment of Hard Costs and acknowledging the receipt by such payee of all sums payable to such Contractor from previous Disbursement Requests (except as to Retainage Amounts and such amounts as the Company withheld for good cause, which are listed on Schedule 2 hereto (together with an explanation as to why such amounts were withheld)).

4.                                       The Renovation Disbursement Budget presently in effect for the Hooters Renovation is dated [                          ] [choose one of the following] [and has not been amended] [and includes all amendments through Renovation Disbursement Budget Amendment No.          ].  Said Renovation Disbursement Budget accurately sets forth the anticipated Renovation Expenses through the date of Re-Opening in the aggregate and for each line item and in accordance with the Plans.  The total payments by the Issuers with respect to each line item component described in the Renovation Disbursement Budget (plus any Retainage Amounts held for such line item) after giving effect to the requested Disbursement shall not exceed the amount budgeted on the Renovation Disbursement Budget for such line item.  Further, to the extent the work or payment required in connection with any line item has not yet been completed, the Company reasonably believes that the estimated cost to complete such work or payment will not exceed the difference between (a) the Remaining Amount budgeted for such line item on the Renovation Disbursement Budget and (b) the sum of (i) the total payments theretofore disbursed from the Disbursed Funds Account with respect to such line item and (ii) any Retainage Amounts then held with respect to such line item.

5.                                       After giving effect to the requested disbursement from the Renovation Disbursement Account and the payments contemplated from the Disbursed Funds Account in connection therewith, together with, in the event any Advance Disbursements have been made on or prior to the date hereof and have not otherwise been documented as required under the Disbursement Agreement, each such Advance Disbursement from the Renovation Disbursement Account, there will be sufficient Available Funds to pay for the anticipated costs described in paragraph 4 above (and the component parts thereof) in accordance with the aggregate amounts (and line items) set forth in the Renovation Disbursement Budget, and the Issuers do not believe that any other expenses will need to be paid or incurred by the Issuers in order to cause the Re-Opening to occur on or prior to the Re-Opening Deadline and completed in accordance with the Plans.

6.                                       Immediately prior to and upon giving effect to this Disbursement Request, there is no and will not be any Default or Event of Default.

7.                                       [Hard Costs Only:] All disbursements requested under this Disbursement Request are for the payment of Renovation Expenses incurred for work consistent with the Plans which the Issuers reasonably believe are, or ultimately will become, Final Plans and which will permit the Re-Opening to occur on or prior to the Re-Opening Deadline.  The construction performed as of the date hereof is of first quality and in accordance with the Plans for the Hooters Renovation and the Disbursement is appropriate in light of the percentage of construction completed, the amount of stored materials and advance deposits required for materials provided for in the Renovation Disbursement Budget presently in effect.

8.                                       As of the date hereof, the Issuers reasonably believe that the date on which the Re-Opening will occur on or prior to the Re-Opening Deadline.

9.                                       All disbursements previously requested by the Issuers and made by the Disbursement Agent into the Disbursed Funds Account prior to the date hereof (other than Advance Disbursements permitted to be outstanding under the Disbursement Agreement) have been disbursed by the Issuers in substantially the manner certified by the Issuers in the applicable

Renovation Disbursement Request (except as such amounts as the Company withheld for good cause, which are listed on Schedule 2 hereto (together with an explanation as to why such amounts were withheld)) or Advance Request (as applicable).

10.                                 This Disbursement Request, as well as the Disbursement requested, is, and such Disbursement will be used, in compliance with the Disbursement Agreement and the Indenture.

11.                                 The Company has previously delivered to the Disbursement Agent copies of all Contracts to which the Company is a party for the Hooters Renovation and, with respect to each such Contract:  (a) if it is a Material Renovation Document, a Consent to Collateral Assignment of Contract in the form attached as Exhibit G to the Disbursement Agreement, executed by the third-party Contractor under each such Contract; and (b) copies of such performance and/or payment bonds (naming the Company and the Trustee as co-obligees), if any, as the Company may require to be provided to the Company pursuant to any Contract.  Each such bond continues to be enforceable and has not been terminated or canceled (except in accordance with its terms upon completion of the respective work or delivery of the respective materials).

12.                                 [For the Final CDA Disbursement Only:] The Re-Opening has occurred.  There is no ongoing construction in connection with the Hooters Renovation (other than maintenance and repairs in the ordinary course of business) and all punch list items (exclusive of Retainage Amounts), in an aggregate amount (exclusive of Retainage Amounts) not to exceed $250,000).  As of the date hereof, the amount necessary to complete the Hooters Renovation in accordance with the Final Plans, including all punch list items, is $             (the “Reserved Renovation Amount”).  The Issuers represent, warrant and covenant that an amount equal to the sum of (i) the Reserved Construction Amount and (ii) any unpaid Retainage Amounts due and owing as of the date hereof or hereafter shall be deposited in the Disbursed Funds Account from the proceeds of the Final CDA Disbursement and the Issuers shall use such funds to pay Renovation Expenses (including such Retainage Amounts as the same become due and payable) to complete the Hooters Renovation in accordance with the Final Plans, including all punch list items.

13.                                 All Agreed Permits (as defined in            to the Issuers’ Closing Certificate) required for the Hooters Renovation and the operation of the Hooters Casino Hotel have either been obtained by the Contractors or the Issuers and are in full force and effect on the date hereof, or have not yet been obtained but will be in full force and effect on or prior to the date on which they are required to be in full force and effect and there is no reason to believe that any Agreed Permit not obtained as of the date hereof will not be obtained and be in full force and effect on or prior to the date on which such Agreed Permit would be required to be in full force and effect, so as to permit the Contractor to commence work on the Hooters Renovation.

The foregoing representations and certifications are true, complete and correct and the Disbursement Agent is entitled to conclusively rely on the foregoing.

155 EAST TROPICANA, LLC a Nevada limited-liability company

By:
Name:
Title:

155 EAST TROPICANA FINANCE CORP., a Nevada corporation

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

SCHEDULE 1 TO EXHIBIT D-1

Hooters Renovation Cost Schedule for Renovation Disbursement Request No.

[Attached]

SCHEDULE 1 TO EXHIBIT D-1

DATE:

RENOVATION EXPENSES — HARD COSTS
Line Item:

(i) Payee	(ii) Current Payment Amount	(iii) Increase/Decrease in Retainage Amount Since Last Disbursement Request	(iv) Total Amount Payable Under Renovation Contract Terms	(v) Payments Under Renovation Contract Prior to Issuance Date	(vi) Payments Under Renovation Contract From and After Issuance Date	(vii) Total Payments to Date [(v) + (vi)]	(viii) Aggregate Accrued and Unpaid Retainage Amounts for Renovation Contract	(ix) % of Renovation Contract Work Completed	(x) Amount Earned to Date [(vii) + (viii)]

Total for Line Item
Line Item:

Total for Line Item
Line Item:

SCHEDULE 1 TO EXHIBIT D-1

RENOVATION EXPENSES — SOFT COSTS
Line Item:

(i) Payee	(ii) Current Payment Amount	(iii) Description of Purpose of Soft Cost Renovation Expense

Total for Line Item
Line Item:

Total for Line Item
Line Item:

SCHEDULE 1 TO EXHIBIT D-1

RENOVATION EXPENSES
Line Item:

(i) Payee	(ii) Current Payment Amount

Total for Line Item
Line Item:

Total for Line Item

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

SCHEDULE 2 TO EXHIBIT D-1

List of Disbursements Previously Requested Withheld by the Company for Good Cause

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT D-2

Form of Advance Disbursement Request and Certificate

[date]

The Bank of New York Trust Company, N.A.
as Disbursement Agent

700 South Flower Street, Suite 500
Los Angeles, California 90017

The Bank of New York Trust Company, N.A.
as Trustee

700 South Flower Street, Suite 500
Los Angeles, California 90017

Re:	Advance Disbursement Request No.
under Cash Collateral and Disbursement Agreement
Amount Requested: $

Ladies and Gentlemen:

155 East Tropicana, LLC, a Nevada limited-liability company (the “Company”) and 155 East Tropicana Finance Corp., a Nevada corporation (“Finance Corp.” and together with the Company, the “Issuers”), hereby submit this Advance Disbursement Request and Certificate (the “Disbursement Request”) pursuant to that certain Cash Collateral and Disbursement Agreement dated as of March 29, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), to which each of you is a party.  Capitalized terms used and not otherwise defined herein without definition shall have the meanings given in the Disbursement Agreement.

The Issuers hereby request that the Disbursement Agent make a disbursement of $                (aggregate Advance Disbursements not to exceed $1,500,000 from the Renovation Disbursement Account to the Disbursed Funds Account).

The Issuers hereby represent, warrant and certify as follows:

1.                                       Amounts disbursed pursuant to this Disbursement Request shall be used solely for the following purposes in connection with the Hooters Renovation:

2.                                       Prior to and after giving effect to this disbursement, there is and there will be no Default or Event of Default.

3.                                       In the event that any Advance Disbursements have previously been made, the Company has provided (or will provide within the period specified under the Disbursement Agreement) the same supporting documentation as is required under the Disbursement Agreement with respect to Renovation Disbursement Requests within thirty (30) days after each such Advance Disbursement was made.

4.                                       The amount of the requested Disbursement hereunder, together with Advance Disbursements previously made to the Issuers which have not otherwise been documented as required in the Disbursement Agreement, do not exceed the amount of One Million Five Hundred Thousand Dollars ($1,500,000).

5.                                       The Renovation Disbursement Budget presently in effect for the Hooters Renovation is dated [                   ] [choose one of the following] [and has not been amended] [and includes all amendments through Renovation Disbursement Budget Amendment No.         ].  Said Renovation Disbursement Budget accurately sets forth the anticipated Renovation Expenses through the date that the Re-Opening will occur in the aggregate and for each line item and in accordance with the Plans.  The total payments by the Issuers with respect to each line item component described in the Renovation Disbursement Budget (plus any Retainage Amounts held for such line item) after giving effect to the requested Disbursement shall not exceed the amount budgeted on the Renovation Disbursement Budget for such line item.  Further, to the extent the work or payment required in connection with any line item has not yet been completed, the Issuers reasonably believe that the estimated cost to complete such work or payment will not exceed the difference between (a) the Remaining Amount budgeted for such line item on the Renovation Disbursement Budget and (b) the sum of (i) the total payments theretofore disbursed from the Disbursed Funds Account with respect to such line item and (ii) any Retainage Amounts then held with respect to such line item.

6.                                       As of the date hereof, the Issuers reasonably believe that the Re-Opening will occur on or prior to the Re-Opening Deadline.

7.                                       The total payments by the Issuers with respect to each line item component described on the Renovation Disbursement Budget (plus any Retainage Amounts held for such line item), after giving effect to the requested Advance Disbursement, shall not exceed the amount budgeted on the Renovation Disbursement Budget for such line item.  Further, to the extent the work or payment required in connection with any line item has not yet been completed, the Issuers reasonably believe that the estimated cost to complete such work or payment will not exceed the difference between:  (a) the amount budgeted for such line item on the Renovation Disbursement Budget and (b) the sum of (i) the total payments theretofore disbursed from the Disbursed Funds Account with respect to such line item and (ii) any Retainage Amounts then held with respect to such line item.

The foregoing representations and certifications are true and correct and the Disbursement Agent is entitled to conclusively rely on the foregoing in connection with the Advance Disbursements.

155 EAST TROPICANA, LLC a Nevada limited-liability company

By:
Name:
Title:

155 EAST TROPICANA FINANCE CORP., a Nevada corporation

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT D-3

Form of Operator Licensing Event Request and Certificate

[date]

The Bank of New York Trust Company, N.A.
as Disbursement Agent

700 South Flower Street, Suite 500
Los Angeles, California 90017

The Bank of New York Trust Company, N.A.
as Trustee

700 South Flower Street, Suite 500
Los Angeles, California 90017

Re:	Operator Licensing Event Disbursement Request No.
under Cash Collateral and Disbursement Agreement
Amount Requested: $

Ladies and Gentlemen:

155 East Tropicana, LLC, a Nevada limited-liability company (the “Company”) and 155 East Tropicana Finance Corp., a Nevada corporation (“Finance Corp.” and together with the Company, the “Issuers”), hereby submit this Advance Disbursement Request and Certificate (the “Disbursement Request”) pursuant to that certain Cash Collateral and Disbursement Agreement dated as of March 29, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), to which each of you is a party.  Capitalized terms used and not otherwise defined herein without definition shall have the meanings given in the Disbursement Agreement.

The Issuers hereby request that the Disbursement Agent make a disbursement of $                  (aggregate Operator Licensing Event Disbursements not to exceed $4,300,000 from the Renovation Disbursement Account to the Disbursed Funds Account).

The Issuers hereby represent, warrant and certify as follows:

1.                                       The Operator Licensing Event has occurred.

2.                                       Amounts disbursed pursuant to this Disbursement Request shall be used solely for the following purposes of cage and working capital cash required upon the Company’s receipt of it Gaming License.

3.                                       Prior to and after giving effect to this disbursement, there is and there will be no Default or Event of Default.

4.                                       The amount of the requested Disbursement hereunder, together with Operator Licensing Event Disbursements previously made to the Issuers, do not exceed the amount of  Four Million Three Hundred Thousand Dollars ($4,300,000).

The foregoing representations and certifications are true and correct and the Disbursement Agent is entitled to conclusively rely on the foregoing in connection with the Advance Disbursements.

155 EAST TROPICANA, LLC a Nevada limited-liability company

By:
Name:
Title:

155 EAST TROPICANA FINANCE CORP., a Nevada corporation

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT E

Form of Renovation Disbursement Budget Amendment Certificate

[date]

The Bank of New York Trust Company, N.A.
as Disbursement Agent

700 South Flower Street, Suite 500
Los Angeles, California 90017

The Bank of New York Trust Company, N.A.
as Trustee

700 South Flower Street, Suite 500
Los Angeles, California 90017

Re:                               155 East Tropicana, LLC and 155 East Tropicana Finance Corp.,
Amendment No.
to Renovation Disbursement Budget for the Hooters Renovation

Ladies and Gentlemen:

155 East Tropicana, LLC, a Nevada limited-liability company (the “Company”) and 155 East Tropicana Finance Corp., a Nevada corporation (“Finance Corp.” and together with the Company, the “Issuers”), requests that the Renovation Disbursement Budget for the Hooters Renovation (the “Renovation Disbursement Budget”) be amended as set forth on Schedule 1 to this certificate.  This certificate is delivered pursuant to that certain Cash Collateral and Disbursement Agreement dated as of March 29, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), to which you are a party.  Capitalized terms used and otherwise not defined herein shall have the meanings given in the Disbursement Agreement.  In connection with the requested Renovation Disbursement Budget amendment, the Issuers hereby represent, warrant and certify as follows:

2.                                       The proposed amendment is set forth in Schedule 1 hereto.  The proposed amendment is reasonably necessary in order to complete the work represented by any line item or line items in the Renovation Disbursement Budget presently in effect (prior to giving effect to the proposed amendment) and will not result in a material lessening of the scope or quality of the work constituting the design or construction of the Hooters Renovation.

3.                                       The following circumstances resulted in the reasonable necessity of the proposed amendment:

4.                                       The circumstances described in paragraph 2 above were not reasonably anticipated by the Issuers in preparing the Initial Renovation Disbursement Budget, and if the Initial Renovation Disbursement Budget has been previously amended, as of the date of the last such amendment, for the following reasons:

5.                                       The Renovation Disbursement Budget in effect immediately prior to the proposed amendment is attached to this Renovation Disbursement Budget Amendment Certificate as Schedule 2, and the Renovation Disbursement Budget which will be in effect upon the effectiveness of the proposed amendment is attached to this Renovation Disbursement Budget Amendment as Schedule 3.

6.                                       Immediately following the proposed amendment:  (i) the Renovation Disbursement Budget will include all costs to be incurred in causing the Re-Opening to occur on or prior to the Re-Opening Deadline and completed in accordance with the Plans; (ii) the Available Funds will be sufficient to cause the Re-Opening to occur on or prior to the Re-Opening Deadline and completed in accordance with the Plans in accordance with the aggregate amounts (and line items) set forth in the Renovation Disbursement Budget; and (iii) the Renovation Disbursement Budget will continue to reasonably establish the line item components of the work required to be undertaken in order to complete construction of the Hooters Renovation, and will continue to reasonably establish the cost of completing each line item component of such work.

7.                                       After giving effect to the proposed amendment, the Renovation Disbursement Budget accurately sets forth in all material respects the anticipated Renovation Expenses through the date of Re-Opening and the various line item components thereof identified on the Renovation Disbursement Budget, all within the line item allocations established for those components set forth in the Renovation Disbursement Budget.

8.                                       [If Any Line Item On The Renovation Disbursement Budget Is Reduced:]  The Issuers reasonably expects that the work represented by the line item entitled                           will be completed for a total cost of $                , which amount is less than $                       [should correspond to $ amount set forth in the Renovation Disbursement Budget prior to proposed amendment] and such savings will be reallocated, pursuant to the amendment, to another line item in the Renovation Disbursement Budget, whether Hard Costs or Soft Costs.

9.                                       The construction performed as of the date Issuers reasonably believes that the date on which the Re-Opening will occur is on or prior to the Re-Opening Deadline.

10.                                 Immediately prior to and upon giving effect to the Renovation Disbursement Budget Amendment, there is and will be no Default or Event of Default.

The undersigned certifies that the Renovation Disbursement Budget Amendment contemplated hereby is permitted pursuant to the Disbursement Agreement and the Indenture, and all conditions precedent thereto have been met.

The foregoing representations and certifications are true, complete and correct and the Disbursement Agent is entitled to conclusively rely on the foregoing.

Attached hereto as Exhibits 1, 2 and 3 are the certificates of the General Contractor, Architect and the Manager, respectively.

155 EAST TROPICANA, LLC
a Nevada limited-liability company

By:
Name:
Title:

155 EAST TROPICANA FINANCE CORP.,
a Nevada corporation

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

SCHEDULE 1 TO EXHIBIT E

Proposed Renovation Disbursement Budget Amendment

Amendment No.      to Renovation Disbursement Budget.

I.	Increases To Line Items:

The Following Line Item Is Increased:

Old Amount of Line Item:

Amount of Increase:

New Total For Line Item:

Source of Funds For Increase:

	Source	Amount

	Realized Savings		(1)

Additional Revenue

Total

II.	Decreases To Line Items:

The Following Line Item Is
Decreased:

Old Amount of Line Item:

Amount of Decrease:

New Amount of Line Item:

Reason For Decrease of Line Item:

(1)                                  Source and documentation (e.g., receipts for purchased goods or invoices for services) for Realized Savings are attached.

	Source	Amount

Realized Savings			(1)

III.	New Renovation Disbursement Budget Totals

	a. The total Renovation Disbursement Budget for the Hooters Renovation is now:	$

	b. The amount disbursed to date for the Hooters Renovation is:	$

	c. Remaining amounts to be spent:	$

	d. Available Funds for the Hooters Renovation:	$

(1)                                  Source and documentation (e.g., receipts for purchased goods or invoices for services) for Realized Savings are attached.

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

SCHEDULE 2 TO EXHIBIT E

Existing Renovation Disbursement Budget(1)

[To be attached by the Issuers]

(1)                                  (or portion thereof being amended)

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

SCHEDULE 3 TO EXHIBIT E

Proposed Revised Renovation Disbursement Budget

[To be attached by the Issuers]

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 1 TO EXHIBIT E

Form of Certificate of the General Contractor
Renovation Disbursement Budget Amendment

[date]

The Bank of New York Trust Company, N.A.
as Disbursement Agent

700 South Flower Street, Suite 500
Los Angeles, California 90017

The Bank of New York Trust Company, N.A.
as Trustee

700 South Flower Street, Suite 500
Los Angeles, California 90017

Re:                               Amendment No.                    to Renovation Disbursement Budget
for the Hooters Renovation

Ladies and Gentlemen:

The undersigned (the “General Contractor”), hereby certifies as follows:

1.                                       The General Contractor has reviewed the above-referenced Renovation Disbursement Budget Amendment Certificate and the Cash Collateral and Disbursement Agreement dated as of March 29, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”) to which 155 East Tropicana, LLC, a Nevada limited-liability company (the “Company”) and 155 East Tropicana Finance Corp., a Nevada corporation (“Finance Corp.” and together with the Company, the “Issuers”), is a party.  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

2.                                       The General Contractor hereby certifies and confirms the accuracy of each of the certifications contained in paragraphs 1 (only as to the second sentence), 4, 5 (only as to clauses (i) and (iii))and 6 in the above-reference Renovation Disbursement Budget Amendment Certificate; provided that where any certification of the Issuers is limited to the Issuers’ knowledge or belief, for the purpose of this certificate such certification shall instead be made to the General Contractor’s knowledge or belief as applicable.

3.                                       The General Contractor hereby certifies and confirms that it believes that the Hooters Renovation is to be constructed pursuant to the Contract entered into by the General Contractor and the Re-Opening will occur on or prior to the Re-Opening Deadline.

4.                                       The General Contractor hereby certifies that, to the best of its knowledge, the Hooters Renovation will be constructed according to the Plans prior to the Re-Opening Deadline in accordance with the Renovation Disbursement Budget presently in effect, including all amendments through Change Order Number                             .

5.                                       The General Contractor hereby acknowledges that the portion of the Renovation Disbursement Budget related to payment under its Renovation Contract with the Company in effect as of the date hereof is:  (i) the Initial Renovation Disbursement Budget as it has been amended by all applicable Renovation Disbursement Budget amendments; and (ii) is the Renovation Disbursement Budget pursuant to which the Hooters Renovation is currently being constructed.

The foregoing representations and certifications are true, complete and correct and the Disbursement Agent is entitled to conclusively rely on the foregoing in authorizing and making the amendment to the Renovation Disbursement Budget.

THE PENTA BUILDING GROUP, INC.
as General Contractor

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 2 TO EXHIBIT E

Form of Certificate of the Architect
Renovation Disbursement Budget Amendment

[date]

The Bank of New York Trust Company, N.A.
as Disbursement Agent

700 South Flower Street, Suite 500
Los Angeles, California 90017

The Bank of New York Trust Company, N.A.
as Trustee

700 South Flower Street, Suite 500
Los Angeles, California 90017

Re:                               Amendment No.                    to Renovation Disbursement Budget
for the Hooters Renovation

Ladies and Gentlemen:

The undersigned (the “Architect”), hereby certifies as follows:

1.                                       The Architect has reviewed the above-referenced Renovation Disbursement Budget Amendment Certificate and the Cash Collateral and Disbursement Agreement dated as of March 29, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”) to which 155 East Tropicana, LLC, a Nevada limited-liability company (the “Company”) and 155 East Tropicana Finance Corp., a Nevada corporation (“Finance Corp.” and together with the Company, the “Issuers”), is a party.  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

2.                                       The Architect has observed the Hooters Project within the preceding week and hereby certifies that, to the best of its knowledge and belief, based on its limited visual observation at such time and the information provided to the Architect, the construction as of such date is substantially in compliance with the intent of the Plans as prepared by the Architect.

The foregoing representations and certifications are true, complete and correct and the Disbursement Agent is entitled to conclusively rely on the foregoing in authorizing and making the amendment to the Renovation Disbursement Budget.

C&B Nevada, Inc.
as Architect

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 3 TO EXHIBIT E

Form of Certificate of the Manager
Renovation Disbursement Budget Amendment

[date]

The Bank of New York Trust Company, N.A.
as Disbursement Agent

700 South Flower Street, Suite 500
Los Angeles, California 90017

The Bank of New York Trust Company, N.A.
as Trustee

700 South Flower Street, Suite 500
Los Angeles, California 90017

Re:                               Amendment No.                    to Renovation Disbursement Budget
for the Hooters Renovation

Ladies and Gentlemen:

The undersigned (the “Manager”), hereby certifies as follows:

1.                                       The Architect has reviewed the above-referenced Renovation Disbursement Budget Amendment Certificate and the Cash Collateral and Disbursement Agreement dated as of March 29, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”) to which 155 East Tropicana, LLC, a Nevada limited-liability company (the “Company”) and 155 East Tropicana Finance Corp., a Nevada corporation (“Finance Corp.” and together with the Company, the “Issuers”), is a party.  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

2.                                       The Manager hereby certifies and confirms the accuracy of the certifications in the above-referenced Renovation Disbursement Budget Amendment Certificate; provided that where any certification of the Issuers is limited to the Issuers’ knowledge or belief for the purpose of this certificate, such certification shall be instead be made to the Issuers’ knowledge or belief as applicable.

3.                                       The undersigned has no reason to believe that the proposed amendment is not consistent with the Final Plans and such further Plans that the undersigned reasonable believes will become the Final Plans.

The foregoing representations and certifications are true, complete and correct and the Disbursement Agent is entitled to conclusively rely on the foregoing in authorizing and making the amendment to the Renovation Disbursement Budget.

Hawkeye Construction and Millwork, Inc.]
as Manager

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT
EXHIBIT F-1

Form of Contract Amendment Certificate

[date]

The Bank of New York Trust Company, N.A.
as Disbursement Agent

700 South Flower Street, Suite 500
Los Angeles, California 90017

The Bank of New York Trust Company, N.A.
as Trustee

700 South Flower Street, Suite 500
Los Angeles, California 90017

Re:                               Amendment No.        to Contract dated                 ,
(the “Contract”), between 155 East Tropicana, LLC
and 155 East Tropicana Finance Corp., and
[                                                          ] (“Contractor”)

Ladies and Gentlemen:

The Issuers request that the above-referenced Contract be amended as set forth on Schedule 1 to this certificate.  This certificate is delivered pursuant to that certain Cash Collateral and Disbursement Agreement dated as of March 29, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), to which you are a party.  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.  In connection with the requested Contract amendment, the Issuers hereby represent, warrant and certify as follows:

1.                                       The proposed Contract amendment is attached as Schedule 1 hereto.  The amendment is reasonably necessary in order to complete the Hooters Renovation so that the Re-Opening occurs on or prior to the Re-Opening Deadline.

2.                                       The following circumstances resulted in the necessity of the proposed amendment:

3.                                       After giving effect to such amendment (and any related amendment to the Renovation Disbursement Budget for the Hooters Renovation):

(a)                                  The Renovation Disbursement Budget will continue to call for construction of improvements constituting the Hooters Renovation;

(b)                                 The amendment will not materially affect the scope, quality or value of the Hooters Renovation for the following reasons:

(c)                                  If the amendment will effect a reduction in the scope of the work to be performed by Contractor, then the work eliminated from the scope of work either (i) is not necessary to complete the Hooters Renovation as a first quality improvement in accordance with the Plans and all applicable building laws, ordinances and regulations, or (ii) to the extent necessary for the completion of the Hooters Renovation as a first quality improvement in accordance with the Hooters Renovation and all applicable building laws, ordinances and regulations, will be completed by the contractors set forth below under the new or amended contracts described below.  Each such contractor is competent to perform the work called for by the new or amended contract in exchange for the payments contemplated thereby, and each such contract or amendment thereto complies with all applicable provisions of Article 8 of the Disbursement Agreement.

Work	Contractor	Contract

(d)                                 The Issuers will continue to be able to complete the work within the line items pertaining to the Contract:  (i) in a timely manner so as to permit the date on which the Re-Opening will occur on or prior to the Re-Opening Deadline; and (ii) within the aggregate amounts specified for the line items on the Renovation Disbursement Budget.

4.                                       After giving effect to the proposed amendment (and any related amendment to the Renovation Disbursement Budget), the Renovation Disbursement Budget accurately sets forth the anticipated Renovation Expenses both in the aggregate and for each line item through completion of the construction of the Hooters Renovation and the various components of the Hooters Renovation, all within the line item allocations established for those components set forth in the Renovation Disbursement Budget.

5.                                       Prior to and after giving effect to the amendment, there is and will be no Default or Event of Default.

The undersigned certifies that this Contract Amendment Certificate is authorized hereby and is permitted pursuant to the Disbursement Agreement and the Indenture, and all conditions precedent thereto have been met.

The foregoing representations and certifications are true, complete and correct and the Disbursement Agent is entitled to conclusively rely on the foregoing.

Attached to this Contract Amendment Certificate as Exhibit 1 is a certificate from the Manager [For Contracts relating to Hard Costs only:] and Exhibits 2 and 3 are certificates from the General Contractor and Architect.

155 EAST TROPICANA, LLC
a Nevada limited-liability company

By:
Name:
Title:

155 EAST TROPICANA FINANCE CORP.,
a Nevada corporation

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

SCHEDULE 1 TO EXHIBIT F-1

Copy of Executed Contract Amendment

[To be attached by the Issuers]

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 2 TO EXHIBIT F-1

Form of Certificate of Manager
Contract Amendment

[date]

The Bank of New York Trust Company, N.A.
as Disbursement Agent

700 South Flower Street, Suite 500
Los Angeles, California 90017

The Bank of New York Trust Company, N.A.
as Trustee

700 South Flower Street, Suite 500
Los Angeles, California 90017

Re:                               Amendment No.        to Contract dated                      (the “Contract”)
between 155 East Tropicana, LLC
and 155 East Tropicana Finance Corp. and [                                  ] (“Contractor”)

Ladies and Gentlemen:

The undersigned (the “Manager”) hereby certifies as follows:

1.                                       The Manager has reviewed the above-referenced Contract, as well as the above-referenced Contract Amendment Certificate and the Cash Collateral and Disbursement Agreement dated as of March 29, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), to which the Issuers are a party, to the extent necessary to understand the defined terms contained herein and in the Contract Amendment Certificate that are incorporated by reference from the Disbursement Agreement, and to provide the certification contained herein.

2.                                       The Manager hereby certifies and confirms the accuracy of the certifications in the above-referenced Contract Amendment Certificate.

The foregoing representations and certifications are true, complete and correct and the Disbursement Agent is entitled to conclusively rely on the foregoing relative to the amendment to the Contract.

Hawkeye Construction and Millwork, Inc.
as Manager

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 2 TO EXHIBIT F-1

Form of Certificate of General Contractor
Contract Amendment

[date]

The Bank of New York Trust Company, N.A.
as Disbursement Agent

700 South Flower Street, Suite 500
Los Angeles, California 90017

The Bank of New York Trust Company, N.A.
as Trustee

700 South Flower Street, Suite 500
Los Angeles, California 90017

Re:                               Amendment No.        to Contract dated                      (the “Contract”)
between 155 East Tropicana, LLC
and 155 East Tropicana Finance Corp. and [                                  ] (“Contractor”)

Ladies and Gentlemen:

The undersigned (the “General Contractor”) hereby certifies as follows:

1.                                       The General Contractor has reviewed the above-referenced Contract, as well as the above-referenced Contract Amendment Certificate and the Cash Collateral and Disbursement Agreement dated as of March 29, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), to which the Issuers are a party, to the extent necessary to understand the defined terms contained herein and in the Contract Amendment Certificate that are incorporated by reference from the Disbursement Agreement, and to provide the certification contained herein.

2.                                       The General Contractor hereby certifies and confirms the accuracy of the certifications in the above-referenced Contract Amendment Certificate, as such certifications relate to Hard Costs; provided that the General Contractor makes no certification or confirmation relating to the status of the Gaming License or compliance with Gaming Laws with respect to whether the Re-Opening will occur on or prior to the Re-Opening Date.

The foregoing representations and certifications are true, complete and correct and the Disbursement Agent is entitled to conclusively rely on the foregoing relative to the amendment to the Contract.

THE PENTA BUILDING GROUP, INC.
as General Contractor

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 3 TO EXHIBIT F-1

Form of Certificate of Architect
Contract Amendment

[date]

The Bank of New York Trust Company, N.A.
as Disbursement Agent

700 South Flower Street, Suite 500
Los Angeles, California 90017

The Bank of New York Trust Company, N.A.
as Trustee

700 South Flower Street, Suite 500
Los Angeles, California 90017

Re:                               Renovation Contract Amendment Certificate dated [                  ]
between 155 East Tropicana, LLC and
155 East Tropicana Finance Corp. and [Contractor] (“Contractor”)

Ladies and Gentlemen:

The undersigned (the “Architect”) hereby certifies as follows:

1.                                       The Architect has reviewed the above referenced Renovation Contract Amendment Certificate and the Cash Collateral and Disbursement Agreement dated as of March 29, 2005 (the “Agreement”), to which the Issuers is a party to the extent necessary to understand the defined terms contained herein and in the Renovation Contract Amendment Certificate that are incorporated by reference from the Agreement, and to provide the certification contained herein.

2.                                       The Architect hereby certifies and confirms to the best of its knowledge and belief based on its review of the above referenced Renovation Contract Amendment Certificate and the information provided by and on behalf of the Issuers and the Contractor with respect to the Plans prepared by the Architect that either:

(a)                                  The Renovation Contract Amendment will not effect a reduction in the scope of the work necessary for the completion of the Hooters Renovation; or

(b)                                 If the Renovation Contract Amendment will effect a reduction in the scope of the work necessary for the completion of the Hooters Renovation, those portions of the Hooters Renovation which will no longer be constructed pursuant to the Renovation Contract are included within the scope of work under the new or amended Renovation Contracts described below.

PROJECT:

Work	Contractor	Construction Contract

The foregoing representations and certifications are true and correct and the Disbursement Agent is entitled to conclusively rely on the foregoing in authorizing the amendment to the Renovation Contract.

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement.

C&B Nevada, Inc.
as Architect

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT F-2

Form of Additional Contract Certificate

[date]

The Bank of New York Trust Company, N.A.
as Disbursement Agent

700 South Flower Street, Suite 500
Los Angeles, California 90017

The Bank of New York Trust Company, N.A.
as Trustee

700 South Flower Street, Suite 500
Los Angeles, California 90017

Re:                               155 East Tropicana, LLC, [name of contract] dated [                ]
(the “Contract”), between 155 East Tropicana, LLC
and 155 East Tropicana Finance Corp. and [                          ] (“Contractor”)

Ladies and Gentlemen:

The Company requests that the above-referenced Contract, a copy of which is attached hereto as Schedule 1 (together with a Consent to Collateral Assignment of Contract in the form of Exhibit G to the Disbursement Agreement duly executed by Contractor, a copy of which is attached hereto as Schedule 2), be approved and made effective.  This certificate is delivered pursuant to that certain Cash Collateral and Disbursement Agreement dated as of March 29, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), to which you are a party.  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

In connection with entering into the Contract, the Issuers hereby represent, warrant and certify as follows:

1.                                       The work to be performed under the Contract relates to the following line item under the Renovation Disbursement Budget presently in effect and consists of the following:

Such work conforms to the Plans.

2.                                       The Contract provides for the Issuers to complete the work within the line items of the Renovation Disbursement Budget presently in effect pertaining to the Contract:  (i) in a timely manner so as to permit the date on which the Re-Opening will occur is on or prior to the

Re-Opening Deadline; and (ii) within the aggregate amounts specified for the line item in the Renovation Disbursement Budget presently in effect.  The Contractor is competent to perform the work called for by the Contract.

3.                                       Prior to and after giving effect to the Contract, there is and will be no Default or Event of Default.

4.                                       The entering into the Contract and the performance of the work thereunder [will/will not] require an amendment to the Renovation Disbursement Budget.  [if it will, add:  Attached hereto is a duly completed and executed Renovation Disbursement Budget Amendment Certificate accurately describing such amendment].

5.                                       After giving effect to the Contract (and any related amendment to the Renovation Disbursement Budget) and the performance of the work under the Contract the Available Funds will be sufficient to cause the Re-Opening to occur on or prior to the Re-Opening Deadline.

6.                                       The Company’s entering into the proposed Contract is permitted under Section 8.3 of the Disbursement Agreement and all conditions precedent thereto have been met.

The undersigned certifies that this Additional Contract Certificate is authorized hereby and is permitted pursuant to the Disbursement Agreement and the Indenture, and all conditions precedent thereto have been met.

The foregoing representations and certifications are true, complete and correct and each of the Disbursement Agent is entitled to conclusively rely on the foregoing.

Attached to this Contract Amendment Certificate as Exhibit 1 is a certificate from the Manager [For Contracts relating to Hard Costs only:] and Exhibits 2 and 3 are certificates from the General Contractor and the Architect.

155 EAST TROPICANA, LLC.,
a Nevada limited-liability company

By:
Name:
Title:

155 EAST TROPICANA FINANCE CORP.,
a Nevada corporation

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

SCHEDULE 1 TO EXHIBIT F-2

Copy of Executed Contract

[To be attached by the Issuers]

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

SCHEDULE 2 TO EXHIBIT F-2
Copy of Executed Consent to Collateral Assignment of Contract

[To be attached by the Issuers]

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 1 TO EXHIBIT F-2

Form of Certificate of Manager
Additional Contract Certificate

[date]

The Bank of New York Trust Company, N.A.
as Disbursement Agent

700 South Flower Street, Suite 500
Los Angeles, California 90017

The Bank of New York Trust Company, N.A.
as Trustee

700 South Flower Street, Suite 500
Los Angeles, California 90017

Re:                               Additional Contract Certificate dated [                        ],
relating to [name of contract] dated [                              ]
(the “Contract”) between 155 East Tropicana, LLC and
155 East Tropicana Finance Corp. and [                                    ] (“Contractor”)

Ladies and Gentlemen:

The undersigned (the “Manager”) hereby certifies as follows:

1.                                       The Manager has reviewed the above-referenced Contract, as well as the above-referenced Additional Contract Certificate and the Cash Collateral and Disbursement Agreement dated as of March 29, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), to which the Company is a party, to the extent necessary to understand the defined terms contained herein and in the Additional Contract Certificate that are incorporated by reference from the Disbursement Agreement, and to provide the certification contained herein.

2.                                       The Manager hereby certifies and confirms the accuracy of the certifications in the above-referenced Renovation Disbursement Budget Amendment Certificate; provided that where any certification of the Issuers is limited to the Issuers’ knowledge or belief for the purpose of this certificate, such certification shall be instead be made to the Issuers’ knowledge or belief as applicable.

The foregoing representations and certifications are true, complete and correct and the Disbursement Agent is entitled to conclusively rely on the foregoing relative to authorizing the Issuers to enter into the Contract.

Hawkeye Construction and Millwork, Inc.,
as Manager

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 2 TO EXHIBIT F-2

Form of Certificate of General Contractor
Additional Contract Certificate

[date]

The Bank of New York Trust Company, N.A.
as Disbursement Agent

700 South Flower Street, Suite 500
Los Angeles, California 90017

The Bank of New York Trust Company, N.A.
as Trustee

700 South Flower Street, Suite 500
Los Angeles, California 90017

Re:                               Additional Contract Certificate dated [                        ],
relating to [name of contract] dated [                              ]
(the “Contract”) between 155 East Tropicana, LLC and
155 East Tropicana Finance Corp. and [                                    ] (“Contractor”)

Ladies and Gentlemen:

The undersigned (the “General Contractor”) hereby certifies as follows:

1.                                       The General Contractor has reviewed the above-referenced Contract, as well as the above-referenced Additional Contract Certificate and the Cash Collateral and Disbursement Agreement dated as of March 29, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), to which the Company is a party, to the extent necessary to understand the defined terms contained herein and in the Additional Contract Certificate that are incorporated by reference from the Disbursement Agreement, and to provide the certification contained herein.

2.                                       The General Contractor hereby certifies and confirms the accuracy of the certifications in paragraphs 1 and 2 of the above-referenced Additional Contract Certificate, as such certifications relate to the Hard Costs; provided that the General Contractor makes no certification or confirmation relating to the status of Gaming Licenses or compliance with Gaming Laws with respect to whether the Re-Opening will occur on or prior to the Re-Opening Date.

The foregoing representations and certifications are true, complete and correct and the Disbursement Agent is entitled to conclusively rely on the foregoing relative to authorizing the Issuers to enter into the Contract.

THE PENTA BUILDING GROUP, INC.,
as General Contractor

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 3 TO EXHIBIT F-2

Form of Certificate of Architect
Additional Contract Certificate

[date]

The Bank of New York Trust Company, N.A.
as Disbursement Agent

700 South Flower Street, Suite 500
Los Angeles, California 90017

The Bank of New York Trust Company, N.A.
as Trustee

700 South Flower Street, Suite 500
Los Angeles, California 90017

Re:                               Additional Contract Certificate dated [                  ]
between 155 East Tropicana, LLC and
155 East Tropicana Finance Corp. and [contractor] (“Contractor”)

Ladies and Gentlemen:

The undersigned (the “Architect”) hereby certifies as follows:

1.                                       The Architect has reviewed the above referenced Additional Contract Certificate and the Cash Collateral and Disbursement Agreement dated as of March 29, 2005 (the “Agreement”), to which the company is a party to the extent necessary to understand the defined terms contained herein and in the Additional Contract Certificate that are incorporated by reference from the Agreement, and to provide the certification contained herein.

2.                                       The Architect hereby certifies and confirms o the best of its knowledge and belief based on its review of the above referenced Renovation Contract Amendment Certificate and the information provided by and on behalf of the Issuers and the Contractor with respect to the Plans prepared by the Architect the accuracy of the certifications in paragraph 1 of the above-referenced Additional Contract Certificate.

The foregoing representations and certifications are true and correct and the Disbursement Agent is entitled to conclusively rely on the foregoing in authorizing the amendment to the Renovation Contract.

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement.

C&B Nevada, Inc.,
as architect

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT G

Form of Consent to Collateral Assignment of Contract

THIS CONTRACTING PARTY’S CONSENT TO COLLATERAL ASSIGNMENT OF CONTRACT (the “Consent”) is made as of                         ,         , by                                                                        [corporation] (“Contracting Party”), whose address is                                                                              , for the benefit of The Bank of New York Trust Company, N.A., having an office at 700 South Flower Street, Suite 500, Los Angeles, California 90017, as trustee for the benefit of the holders of the Notes (the “Trustee”).

RECITALS

A.                                   Notes.  The Issuers have issued One Hundred Thirty Million Dollars ($130,000,000) in aggregate principal amount of their 8 ¾% Senior Secured Notes due 2012 (the “Original Notes” and, together with any additional Notes issued under the Indenture and any new notes issued in exchange for the Original Notes or such additional Notes, the “Notes”) concurrently herewith.  The Notes have been issued pursuant to the provisions of an Indenture (as amended, supplemented or otherwise modified from time to time, the “Indenture”) dated the date hereof, among the Issuers, the Guarantor named therein and the Trustee, on behalf of itself and the holders of the Notes.  Net proceeds from the issuance of Notes will be disbursed as follows:  (a) Fifty Million Eight Hundred Thousand Dollars ($50,800,000) (the “Renovation Proceeds”) will be deposited contemporaneously with the execution of this Agreement into Account No. 171098 held at the Disbursement Agent (said account, or any substitute account selected in accordance with the terms of this Agreement, is referred to herein as the “Renovation Disbursement Account”), to be maintained by the Disbursement Agent pursuant to Section 2 of this Agreement; and (b) Eleven Million One Hundred Fifty Four Thousand Dollars ($11,154,000) (the “Interest Reserve Proceeds,” which, together with the Renovation Proceeds shall be referred to herein as the “Proceeds”), will be deposited contemporaneously with the execution of this Agreement into Account No. 171097, held at the Disbursement Agent (said account, or any substitute account selected in accordance with the terms of this Agreement, is referred to herein as the “Interest Reserve Account”), to be maintained by the Disbursement Agent pursuant to Section 2 of the Cash Collateral and Disbursement Agreement dated as of March 29, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), by and among The Bank of New York Trust Company, N.A., as Disbursement Agent, The Bank of New York Trust Company, N.A., as Trustee, and 155 East Tropicana, LLC, a Nevada limited-liability company (the “Company”) and 155 East Tropicana Finance Corp., a Nevada corporation (“Finance Corp.” and together with the Company, the “Issuers”).

B.                                     Security.  The Issuers must use the proceeds of the Notes disbursed pursuant to the Disbursement Agreement for the construction of the Hooters Renovation (as defined in the Disbursement Agreement).  Contracting Party and the Issuers are parties to that certain [name of

contract] dated as of                             ,          (the “Contract”) relating to the design and construction operation of the Hooters Renovation.  The Issuers have executed a Collateral Assignment dated of even date with the Indenture (as amended, supplemented or otherwise modified from time to time, the “Collateral Assignment”), in favor of the Trustee, collaterally assigning all of the Issuers’ right, title and interest in and to, among other things, the Contract, in order to secure the obligations of the Issuers under, among other documents, the Notes and the Indenture (the “Obligations”).

CONSENT

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Contracting Party agrees as follows:

1.                                       Consent to Assignment.  Pursuant to the Contract, Contracting Party has performed or supplied, or agreed to perform or supply, certain services, materials or documents in connection with the Hooters Renovation.  Contracting Party hereby consents to the assignment thereof by the Issuers to the Trustee as provided in the Collateral Assignment and this Consent.

2.                                       The Issuers’ Default under Contract.  If the Issuers default under the Contract, before exercising any remedy, Contracting Party shall deliver to the Trustee at its address set forth above, by registered or certified mail, postage prepaid, return receipt requested, written notice of such default, specifying the nature of the default and the steps necessary to cure the same, and clearly marked as a notice of default pursuant to this Paragraph 2.  If the Issuers fail to cure the default within the time permitted under the Contract, then the Trustee shall have an additional thirty (30) days after the expiration of the time permitted under the Contract (but in no event less than an additional thirty (30) days after the receipt by the Trustee of said notice from Contracting Party) within which the Trustee shall have the right, but not the obligation, to cure such default; provided, however, that, with respect to payment defaults only, the Trustee shall have thirty (30) days from receipt of notice of such default within which the Trustee shall have the right, but not the obligation, to cure such default.  Contracting Party’s delivery of such a notice of default to the Trustee and the Trustee’s failure to cure the same within the said additional period shall be conditions precedent to the exercise of any right or remedy of Contracting Party arising by reason of such default, except that Contracting Party shall not be required to continue performance under the Contract for the said additional period, unless and until the Trustee agrees to pay Contracting Party for that portion of the work, labor and materials rendered during the said additional period.  Notwithstanding anything to the contrary, nothing herein shall alter any provisions in the Contract permitting Contracting Party to suspend its performance under the Contract during the continuance of a default under the Contract.

3.                                       Certificate of Default Status.  Upon the written request of the Trustee, at the request of the majority of holders of the principal amount of the then outstanding Notes, at any time and from time to time, Contracting Party shall furnish to the Trustee, within five (5) days of receipt of such request, a certificate stating whether, as of such request receipt date, the Issuers are in default on the Contract and, if so, the nature of the default and the steps necessary to cure the same.  Such certificate shall not constitute a written notice of default pursuant to Paragraph 2 hereof unless clearly marked as such.

4.                                       Issuers’ Default under Obligations.  If the Trustee gives written notice to Contracting Party that the Issuers have defaulted under the Obligations and does not request that Contracting Party cease its performance under the Contract, Contracting Party shall thereafter perform for the Trustee under the Contract in accordance with its terms, so long as Contracting Party shall be paid pursuant to the Contract for all work, labor and materials rendered or supplied thereunder, including payment of any sums due to Contracting Party for work performed or materials supplied up to and including the date of the Issuers’ default.

5.                                       Performance for the Trustee.  If the Trustee (a) cures any default by the Issuers pursuant to Paragraph 2 above, (b) gives written notice to Contracting Party that the Issuers have defaulted under the Collateral Documents pursuant to Paragraph 4 above, (c) becomes the owner of the Property, (d) undertakes to complete the construction of the Hooters Renovation pursuant to its rights under the Collateral Documents, or (e) following a Default or an Event of Default under (and as defined in) either the Indenture or the Cash Collateral and Disbursement Agreement, otherwise requires the performance of Contracting Party’s obligations under the Contract or the use of any plans and specifications, drawings, surveys or other materials or documents previously prepared or provided by Contracting Party pursuant to the Contract, then in any such event, so long as Contracting Party has received and continues to receive the compensation required under the Contract related thereto, the Trustee shall have the right to obtain performance from Contracting Party of all of its obligations under the Contract, and to use all such plans and specifications, drawings, surveys and other materials and documents, and the ideas, designs and concepts contained therein, in connection with the completion of the Hooters Renovation, without the payment of any additional fees or charges to Contracting Party.

6.                                       Amendments and Change Orders.  Contracting Party agrees that it will not modify, amend, supplement or in any way join in the release or discharge of Contracting Party’s obligations under the Contract unless (a) such change is commercially reasonable, and (b) such change is otherwise expressly permitted by the Disbursement Agreement, and Contracting Party agrees that it will not perform any work pursuant to any change order or directive unless the same is issued and executed in accordance with the foregoing and the terms and conditions of the Contract.

7.                                       List of Subcontracting Parties.  Upon the entering into a subcontract relating to the rendering of work, Contracting Party shall furnish to the Trustee a current list of all Persons with whom Contracting Party has entered into subcontracts or other agreements related to the rendering of work, labor or materials under the Contract, together with a statement as to the status of each such subcontract or agreement, and the respective amounts, if any, owed by Contracting Party related thereto.

8.                                       Compliance with Laws.  Contracting Party shall comply with, and shall report to the Trustee any failure known to the Contracting Party of the Issuers, the Hooters Renovation or any Person or entity furnishing materials or services in connection with the construction of the Hooters Renovation to comply, with all applicable laws, ordinances, regulations and governmental requirements relating to the construction of the Hooters Renovation.

9.                                       Contracting Party’s Records.  Contracting Party shall promptly submit to the Trustee such payroll vouchers, receipts, lien releases and waivers, progress surveys, inspection reports and other documents and papers relating to construction of the Hooters Renovation required by the Trustee to protect the priority of the Deed of Trust in favor of the Trustee on the real property constituting the Property or to verify compliance with the provisions of this Consent and the Cash Collateral and Disbursement Agreement.

10.                                 Reserved.

11.                                 Security of Property and Equipment.  Contracting Party agrees to cooperate with the Issuers and the Trustee in preserving their respective ownership and security interests in all personal property relating to the Hooters Renovation, including without limitation building materials, machinery and appliances acquired by Contracting Party with the proceeds of the Notes and held or stockpiled on or off the site of the Property for incorporation into or use in connection with the Hooters Renovation.

12.                                 Representations.  Contracting Party represents to the Trustee that (a) it is duly licensed to conduct its business in the jurisdiction contemplated by the Contract, and will at all times maintain its license in full force and effect throughout the term thereof, (b) the Contract has not been amended, modified or supplemented except as set forth therein, (c) the Contract constitutes a valid and binding obligation of Contracting Party and is enforceable against Contracting Party in accordance with its terms, (d) there have been no prior assignments of the Contract, and (e) all covenants, conditions and agreements of the Issuers and Contracting Party contained in the Contract have been performed as required therein, except for those that are not due to be performed until after the date hereof.

13.                                 Application of Funds.  Nothing herein imposes or shall be construed to impose upon the Trustee any duty to direct the application of any proceeds of the Notes, and Contracting Party acknowledges that the Trustee is not obligated to Contracting Party or any of its subcontracting parties, materialmen, suppliers or laborers.

14.                                 Acknowledgment of Inducement.  Contracting Party is executing this Consent to induce the purchasers of the Notes to purchase the Notes.  Contracting Party understands that the purchasers of the Notes would not advance such funds and make such purchases but for Contracting Party’s execution and delivery hereof.

15.                                 Irrevocability.  The provisions hereof shall be irrevocable and remain in full force and effect until the Issuers have fully paid and performed all of the Obligations.

16.                                 Notices.  Except for notices sent pursuant to Paragraph 2 above, any notices to the Trustee hereunder shall be sent to its address set forth above, by U.S. Mail, postage prepaid.

17.                                 Governing Law.  This Consent shall be governed by the laws of the State of New York.

[signature page follows]

IN WITNESS WHEREOF, Contracting Party has executed this Consent as of the date first above written.

CONTRACTING PARTY:

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT ACCOUNT

EXHIBIT H

Form of Pro Forma Title Policy

See Attached.

H-1